WEISS, PECK & GREER

                                  MUTUAL FUNDS

                               Semi-Annual Report
                                 June 30, 1997
                                  (Unaudited)

                                 WPG TUDOR FUND
                           WPG GROWTH AND INCOME FUND
                                WPG GROWTH FUND
                          WPG QUANTITATIVE EQUITY FUND
                     WEISS, PECK & GREER INTERNATIONAL FUND
                         WPG GOVERNMENT SECURITIES FUND
                      WPG INTERMEDIATE MUNICIPAL BOND FUND
                        WPG GOVERNMENT MONEY MARKET FUND
                         WPG TAX FREE MONEY MARKET FUND

                               ONE NEW YORK PLAZA
                            NEW YORK, NEW YORK 10004
                                  800 223-3332

WEISS, PECK & GREER MUTUAL FUNDS

TABLE OF CONTENTS

Chairman's Letter .........................................................    1
Major Portfolio Changes ...................................................    3
Average Annual Total Returns ..............................................    4
Ten Largest Holdings ......................................................    6
(Schedules of Investments)
    WPG Tudor Fund ........................................................    8
    WPG Growth and Income Fund ............................................   11
    WPG Growth Fund .......................................................   13
    WPG Quantitative Equity Fund ..........................................   16
    Weiss, Peck & Greer International Fund ................................   18
    WPG Government Securities Fund ........................................   21
    WPG Intermediate Municipal Bond Fund ..................................   21
    WPG Government Money Market Fund ......................................   25
    WPG Tax Free Money Market Fund ........................................   26
Statements of Assets and Liabilities ......................................   32
Statements of Operations ..................................................   34
Statements of Changes in Net Assets .......................................   36
Notes to Financial Statements .............................................   38
Financial Highlights ......................................................   45


GROWTH
OBJECTIVE:  Maximum capital appreciation (intended primarily for institutional investors).

INTERNATIONAL
OBJECTIVE:  Long-term growth of capital.

TUDOR
OBJECTIVE:  Capital appreciation.

GROWTH AND INCOME
OBJECTIVE:  Long-term growth of capital and current income.

QUANTITATIVE EQUITY
OBJECTIVE:  Seeks to provide investment results that exceed the S & P 500.

INTERMEDIATE MUNICIPAL BOND
OBJECTIVE:  High current income consistent with relative stability of principal
            Exempt from Federal Income Tax.

GOVERNMENT SECURITIES
OBJECTIVE:  Current income.



* Although these Funds are money market funds and attempt to maintain a stable $1.00 net asset value per share, investments in these Funds are neither insured or guaranteed by the U.S. Government. There can be no assurance that either Fund will be able to maintain a stable net asset value of $1.00 per share.

DEAR SHAREHOLDER:


    Amazing is a proper description of the performance of the stock market during the second quarter of 1997. The equities market was experiencing a sharp decline from late March into early April when a very robust rally began. The quarter ended with the S&P 500 Index up 17.5%, its best performance since the first quarter of 1987 and the fourth highest return since 1950. The U.S. bond market stabilized during this period and rallied toward quarter's end.

    The  financial  markets have  responded  to an apparent  slowing of the U.S.
economy during recent months. Real GDP increased just 2.2% for the spring quarter and can be compared to the relative strong growth of 5.9% experienced in the prior quarter. The investment environment is idyllic: positive earnings reports continue, inflation is relatively nonexistent; interest rates are stable and powerful mutual fund money flows continue.

    The stock market's fifteen year annualized return of almost 19% per year through midyear 1997 is the best of any fifteen year period in over a century. There has been a great deal of debate about why we are experiencing such a prolonged period of prosperity in the financial markets. One explanation is that the U.S. economic environment seems to be changing. Global factors have taken on added significance. Capitalism is emerging worldwide, the barriers to free trade have broken down, and global suppliers are benefiting. The U.S. is the dominant technology supplier throughout the world and the leader in health care technology. Productivity is benefiting from the development of technology and global access to resources. U.S. fiscal policy has become increasingly responsible. Monetary policy, led by Alan Greenspan, has promoted price stability and steady economic growth. Corporate earnings have flourished in this environment.

    Clearly, the U.S. economy has changed considerably since 1970 when exports were at 11% of GDP as compared to 24% in 1996. Two out of every three jobs are being created by small businesses. Capital spending as a percent of GNP has expanded dramatically as has technology as a component of capital spending. The information and communications industries are today larger than the auto, steel, mining, petrochemical and natural gas sectors combined. Computer software is our third largest manufacturing industry - growing 12% per year since 1990. PC's outsell TV's. The dollar value of computer chips exceeds the dollar value of steel used in each automobile produced today.

    After lagging their large capitalization counterparts during the first quarter, small stocks bounced back nicely during the second quarter. Although the year-to-date performance of mid-cap and small stock issues still trail that of larger companies, one would expect outperformance over the next several years. Any rise in the inflation rate and/or a cut in the capital gains rate should also be more beneficial to faster growing small companies.

    Obviously, much of the good news is already reflected in our financial markets. Although at current market levels we have concerns about valuation, we are still able to find stock issues in which to invest.

    Economists and investors continued to scrutinize economic reports during the second quarter in an effort to anticipate the Federal Reserve's next interest rate move. The predominant factors influencing rates during the period were the continuation of mild inflation numbers and narrower than expected federal deficit figures. Consumer price statistics released during June showed stable inflation figures. Meanwhile, the producer prices index showed the sixth consecutive decline for the first time since the late 1940's.

    The strong economy has boosted tax receipts which has helped to trim the federal deficit. The lower deficit, when combined with new issuance of inflation indexed bonds, has allowed the Treasury to issue less fixed rate debt. The reduced supply of Treasury securities in the marketplace, coupled with low inflation and a sharp drop in consumer spending, proved to be the catalyst for falling interest rates in the recent three month period.

    While the positives outweighed the negatives during the second quarter there were, nevertheless, signs of strength in the economy that haunted interest rate forecasters. They included steady additions to non-farm payrolls, booming consumer confidence statistics, and a strong manufacturing sector, all of which left certain investors uncomfortable. By quarter end, most market participants were satisfied with the notion that the Federal Reserve's decision making committee would leave short term interest rates unchanged at their pre-July 4th meeting. However, they remained uncertain over the direction of rates for the remainder of the year.

    Yields of all maturities of U.S. Treasury securities ended the second quarter lower than where they began the period and erased much, but not all, of the rise in rates experienced in the first quarter of the year. By the end of June, yields for securities with intermediate range maturities fell the most for the three month period. While yields for the five and ten year Treasury Notes fell by 0.38% and 0.41%, respectively, to finish the quarter at 6.37% and 6.49%, those for the two year T-Note and the thirty year T-Bond fell by 0.35% and 0.31%, respectively, to close at 6.06% and 6.78%.

    During the third quarter, investors will listen closely to Fed Chairman Alan Greenspan's midsummer testimony before the Joint Economic Committee of Congress about the state of the economy. Following this, they will await the August Federal Open Market Committee Meeting to see if the Fed believes it necessary to tighten rates to stem economic growth and to inflationary pressures.

    The MSCI EAFE Index rose by 12.6% in US dollar terms in the second quarter, but that included a significant contribution from Japan where a strong market rally and a rebound in the yen provided a 23.5% capital return. Elsewhere, the United Kingdom and the European markets moved higher, in many cases recovering strongly from a weak March.

    In much of the world, there was an underlying optimism about the gathering pace of economic activity. This resulted in rumors of imminent interest rate rises but, in reality, it was only the United Kingdom where the risk was significant. The United Kingdom economy was strongly consumer led, with a rising currency casting a shadow over exports. However, two rate rises in the quarter did little to dampen the U.K. equity market. In continental Europe, European Monetary Union was an underlying theme, with budget policies being tightened and interest rates being low or moving lower. Japan's market rose sharply as it became clear that economic growth was improving on a fairly broad front, and, together with the yen's sharp rally, this began to encourage investors to look seriously at Tokyo again, after many years of disappointment. In Asia, however, attention focused on problems rather than potential, with Thailand's difficulties drawing parallels in other countries, including Malaysia. Hong Kong benefited from turmoil in the region, with China related stocks doing particularly well.

    After the strong momentum seen in markets thus far this year, a period of consolidation or profit-taking would not be surprising. However, the improving profits environment, particularly in Europe and Japan, and the low inflation growth background suggest that equity markets have not finished their underlying upward trend yet. Future policy is likely to see some profits taken from the United Kingdom and the weighting in Europe increased. However, the fragility of the banking sector in Japan calls for a degree of caution in Tokyo and a rebuilding of the South East Asian weighting would be imprudent until there is greater certainty that economic difficulties have been resolved.

    As always, our goal here at Weiss, Peck & Greer remains to do our best to help our shareholders achieve their long-term investment goals.

                                           Sincerely,


                                           /s/ Roger J. Weiss
                                           Roger J. Weiss
                                           Chairman of the Board
                                           July 23, 1997

WEISS, PECK & GREER MUTUAL FUNDS

MAJOR PORTFOLIO CHANGES - EQUITY FUNDS - QUARTER ENDING JUNE 30, 1007
- UNAUDITED


TUDOR

ADDITIONS
---------
BE Aerospace Inc.
Integrated Health Services Inc.
Kaynar Technologies Inc.
Keane Inc.
KLA-Tencor Corp.
Party City Corp.
Quality Semiconductor
Ryanair Holdings ADR
Synopsys Inc.
Vantive Corp.

DELETIONS
---------
Chase
AGCO Corp.
Chesapeake Energy Corp.
Closure Medical Corp.
Dime Bancorp
Informix Corp.
Petroleum Geo Services ADR
Premier Research
Sybase Inc.
Tecnomatix Tecnologies inc.
Triteal Corp.


GROWTH

ADDITIONS
---------
BE Aerospace Inc.
Homeside Inc.
Integrated Health Services Inc.
Keane Inc.
Quality Semiconductor
Rowan Companies
Ryanair Holdings ADR
Security Dynamics Technology Inc.
Synopsys Inc.
Vantive Corp.

DELETIONS
---------
Arterial Vascular Engineering Inc.
Chesapeake Energy Corp.
Dataworks Corp.
Dime Bancorp Inc.
Informix Corp.
Petroleum Geo Services ADR
Sybase Inc.
Tecnomatix
Triteal Corp.
Western National Corp.

GROWTH AND INCOME

ADDITIONS
---------
Crescent Operating Inc.
Eastman Kodak Co.
Equity Residential Properties
Gap Inc.
Motorola Inc.
Storage Technology Corp.
Titanium Metals Corp.
Warner Lambert Co.

DELETIONS
---------
Manhattan Corp.
Checkpoint Systems Inc.
Costco Companies Inc.
Fluor Corp.
Gillette Co.
Philip Morris Companies Inc.
Texaco Capital 6.875% Due 8/15/23
3 Com Corp.
Urban Shopping Centers

INTERNATIONAL

ADDITIONS
---------
Australia & New Zealand Bank Group
Cheung Kong Holdings
CSR
Dao Heng Bank Group
First Pacific Co.
Japan Airport Terminal Co.
Mitsubishi Trust & Banking
Powergen
Sanwa Shutter Corp.
Schweizerische Bankgesellschaft

DELETIONS
---------
Diversified Resource
Hang Seng Bank
Malayan Banking
Mitsubishi Motor Corp.
National Australia Bank
Shangri-La Asia
Sun Hung Kai Properties
Total "B" Shares Tecnologies inc.
Victor Co. Japan
Winterthur

WEISS, PECK & GREER MUTUAL FUNDS

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED JUNE 30, 1997 - UNAUDITED


TUDOR
                                           Six        One       Five       Ten
                                          Months*     Year      Years      Years
                                          -------     ----      -----      -----

TUDOR                                      0.99%     1.94%     14.61%     10.94%

Russell 2500 Growth Index                  6.95%     9.43%     16.65%     11.22%
Lipper Capital Appreciation Index         10.16%    14.95%     16.16%     11.73%

The Fund had a disappointing second quarter, finishing behind its benchmarks, and continuing to trail year-to-date. The rebound of small cap stocks in May and June as well as our strong stock selection in the consumer, financial and telecommunications areas benefitted the Fund in the quarter. Looking ahead we believe the fundamentals of small companies remain strong and their valuations are particularly attractive. Investor sentiment is likely to swing in their direction and buoy the group's performance as these factors are recognized. We are continuing to overweight the technology group as we believe this sector's stocks are particularly undervalued and a major secular improvement in fundamentals has begun.

GROWTH AND INCOME
                                           Six        One       Five       Ten
                                          Months*     Year      Years      Years
                                          -------     ----      -----      -----

GROWTH AND INCOME                         21.33%    36.39%     18.92%     13.37%

S & P 500 Stock Index                     20.53%    34.75%     19.80%     14.61%
Lipper Growth & Income Funds              15.52%    28.07%     17.34%     12.76%

The WPG Growth and Income Fund dramatically outperformed the Lipper Growth and Income Fund's average and also ended the quarter ahead of the S&P 500 Index. The portfolio is heavily weighted with large cap growth companies which have led the market during the last several years. Health care, financials and consumer issues continued to pace the Fund portfolio. The best performing health care issues included Warner Lambert, Bristol-Myers Squibb, Eli Lilly and Schering Plough. Leading financial stocks included Travelers, BankAmerica and American Express. Consumer outperformers included Colgate Palmolive, Home Depot and General Electric. Other issues which rose 30% or more included BMC Software, First Data and Xerox. Bonds were eliminated when interest rates fell and the proceeds were reinvested into equities early in the quarter.


GROWTH
                                           Six        One       Five       Ten
                                          Months*     Year      Years      Years
                                          -------     ----      -----      -----
GROWTH                                     1.29%     3.13%     14.94%      9.70%

Russell 2000 Growth Index                  5.23%     4.60%     15.13%      8.95%
Wilshire Small Co. Growth                 10.21%    12.32%     20.27%     11.80%
Lipper Small Cap Index                     6.04%     6.35%     17.39%     11.91%

Results for the second quarter were down somewhat versus the Fund's benchmarks, and the Fund's performance remains behind the benchmarks for the first six months of the year. April was a very difficult month for small cap stocks and, despite good performance during the rest of the quarter, our stocks had trouble regaining the ground they had lost. The strongest performance contribution came from our holdings in financial stocks, consumer miscellaneous and intermediate goods, where both our weightings and stock selection were positive. Our conviction remains strong that small cap stocks are poised for a period of outperformance versus the larger stocks. We are using the current period of weakness as an opportunity to buy promising young companies at very low valuations. For the patient long-term investor, the group holds significant upside potential.

QUANTITATIVE EQUITY

                                           Six        One      From
                                          Months*     Year     1/1/93++
                                          -------     ----     ------
QUANTITATIVE EQUITY                       16.13%     25.91%     17.91%

S & P 500 Stock Index                     20.53%     34.75%     20.01%


The bull market roared ahead in the second quarter on the strength of rising corporate profits and favorable economic news. Signs of inflation were nonexistent and the Federal Reserve Board kept interest rates stable following the slight tightening in February. The combination of extremely favorable conditions meant a further increase in equity valuations. The recent trend favoring growth over value factors for the high cap stocks continued during the first half of the year. Sector returns were highest in banks and drugs. The Fund was rebalanced during the quarter to bring sector weights more in line with the benchmark while staying consistent with our goal of reducing risk and providing excess returns.


INTERNATIONAL
                                           Six        One       Five      From
                                          Months*     Year      Years     6/1/89(a)++
                                          -------     ----      -----     ------
INTERNATIONAL                             10.01%      8.54%      8.81%      4.92%
EAFE (Europe,Australia,Far East) Inde     11.36%     13.16%     13.17%      6.57%


Equity markets moved higher with few exceptions but the dominant feature was a sharp rise in both the Japanese equity market and the yen. The portfolio was in line with the index and neither gained nor lost relatively as a consequence. The overweighting of the UK was based on the assumption that sterling assets would do well, which they did, but the neutral/slightly underweighted continental
European region did even better. The underweighting of Pacific ex Japan was justified given the relative performance of the region, although the portfolio would have benefited from the high exposure to Hong Kong.


Page 4                    See notes to financial statements

WEISS, PECK & GREER MUTUAL FUNDS

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED JUNE 30, 1997 - UNAUDITED


GOVERNMENT SECURITIES
                                           Six        One       Five       Ten
                                          Months*     Year      Years      Years
                                          -------     ----      -----      -----
GOVERNMENT SECURITIES                      2.60%     6.52%      4.68%      7.31%
Lehman Intermed. Gov./MBS                  3.27%     7.88%      6.50%      8.43%
Morningstar General Gov. Bond Index        2.47%     6.64%      5.47%      7.32%


Early in the first half of the year the Government Securities Fund was overweighted in mortgage-backed securities, specifically premium coupon and 15 year mortgage pass throughs. This allocation boosted performance during the first quarter as mortgages outperformed similar duration Treasuries. As the mortgage backed sector outperformed it also reached historically rich levels. Late in the first quarter the Fund's allocation to the mortgage sector was moved to an underweight relative to its benchmark. The sector continued to outperform and became increasingly rich. While this caused the performance of the Fund to lag because of its underwieght, our analytical models continued to show that mortgages were at historically narrow yield spreads compared to Treasuries. We therefore moved our weighting in mortgage-backed securities to an even smaller portion of the portfolio. At the end of June, the Fund had a modest allocation to mortgage pass-through securities backed by seasoned mortgage pools which are less sensitive to prepayments. The Fund was primarily invested in US Treasuries with three to five year durations. Our models show this part of the yield curve to offer the best relative value on a historical basis. The Fund currently remains invested with an underweight in mortgages which have begun to weaken as our models anticipated.



INTERMEDIATE MUNICIPAL BOND
                                           Six        One       From
                                          Months*     Year      7/1/93++
                                          -------     ----      -----
INTERMEDIATE MUNICIPAL BOND (B)            2.92%      6.99%      4.99%
Lehman Brothers 3-10 Year Municipal
    Bond Index                             2.73%      6.98%      5.46%


Lipper Intermediate Muni 2.50% 6.55% 4.78%The Fund reported strong results for the first six months of 1997, besting both of its comparative indices. These results were achieved by maintaining a steady duration, or interest rate risk exposure, of 5.25 years. Incremental value was added through security selection.

  *     Not annualized.
  ++    Inception of Fund

(a) The Adviser waived its fee from inception of the Fund through 2/28/90 and has waived a portion of its fee from the date through October 19, 1994. Had the Adviser not done so, the total return for the five years ended 6/30/97 and from inception through 6/30/97 would have been lower.

(b) The Adviser waived its fee from inception of the Fund through October 19, 1994 and reimbursed certain other expenses. Had the Adviser not done so, the total return of the Fund six months ended 6/30/97 for the year ended 6/30/97 and from inception through 6/30/97 would have been lower.

Performance represents historical data. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Each Fund's results and the indices (except as noted below) assume the reinvestment of all capital gain distributions and income dividends. Each Fund's past performance is not indicative of future performance and should be considered in light of each Fund's investment policy and objectives, the characteristics and quality of its portfolio securities, and the periods selected. The S&P 500 Stock Index is a broad based measurement of changes in stock market conditions based on the average performance of 500 widely held common stocks. The Russell 2000 Growth Index and Russell 2500 Growth Index are measurements of changes in stock market conditions based on the average performance of small U.S. growth oriented securities with a median market capitalization of approximately $220 million and $1.4 billion, respectively. Lipper Analytical Services ("Lipper") and Morningstar compare mutual funds according to overall performance, investment objectives, investment policies, assets, expense levels, periods of existence and other factors. Wilshire Asset Management indices are derived from the largest 2500 of the Wilshire 5000 Stock Index and is a broad based index. The Lehman Brothers Intermediate Government/Mortgage Backed Securities Index is a market weighted blend of all intermediate government issues (3-10 year maturities) and all mortgage securities. The Lehman Brothers 3-10 year Muni Bond Index is a broad based index which contains all securities in the Lehman Municipal Bond Index with maturities from 3-10 years. The Morgan Stanley Capital International Europe, Australia, Far East ("EAFE") is an index of more than 800 companies in Europe, Australia and the Far East. Indices are unmanaged groups of securities.



                       See notes to financial statements                 Page 5


WEISS,  PECK & GREER  MUTUAL  FUNDS

TEN  LARGEST  HOLDINGS  AT JUNE 30,  1997 * (UNAUDITED)



                                                           MARKET
                                                            VALUE     PERCENT
TUDOR FUND                                                 (000'S)    OF FUND
----------                                                 -------    -------

Williams Sonoma Inc ..............................          $4,985      2.8%
QUALCOMM Inc .....................................           3,561      2.1%
Wackenhut Corrections Corp .......................           3,093      1.8%
PETsMART Inc .....................................           3,048      1.8%
Just for Feet Inc ................................           2,703      1.6%
Starbucks Corp ...................................           2,395      1.4%
Access Health Inc ................................           2,328      1.3%
Hyperion Software Corp ...........................           2,293      1.3%
Mills Corp .......................................           2,262      1.3%
Gulf Canada Resources Ltd ........................           2,186      1.3%
                                                           -------     ----
                                                           $28,854     16.7%
                                                           =======     ====


GROWTH FUND
-----------
Williams Sonoma Inc ............................            $2,031      3.0%
QUALCOMM Inc ...................................             1,272      1.9%
Wackenhut Corrections Corp .....................             1,180      1.7%
PETsMART Inc ...................................             1,121      1.6%
Just for Feet Inc ..............................             1,046      1.5%
Starbucks Corp .................................               954      1.4%
Access Health Inc ..............................               870      1.3%
Mills Corp .....................................               831       .2%
Templeton Dragon Fund ..........................               812      1.2%
Platinum Technology Inc ........................               810      1.2%
                                                           -------     ----
                                                           $10,927     16.0%
                                                           =======     ====


INTERNATIONAL FUND
------------------
Preussag AG ......................................         $   276      2.1%
Viag AG ..........................................             270      2.0%
Philips Electronics ..............................             265      2.0%
Commerzbank AG ...................................             264      2.0%
Novartis AG ......................................             254      1.9%
Nestle ...........................................             241      1.8%
Mitsubishi Trust & Banking .......................             237      1.8%
Argentaria CMN ...................................             233      1.7%
Fiat Spa Ord .....................................             223      1.7%
Nippon Telegraph & Telephone Corp ................             221      1.7%
                                                            ------     ----
                                                            $2,484     18.7%
                                                            ======     ====



                                                           MARKET
                                                            VALUE     PERCENT
GROWTH AND INCOME FUND                                     (000'S)    OF FUND
----------------------                                     -------    -------

General Electric Co ................................        $3,922      3.8%
Lilly (Eli) & Co ...................................         3,826      3.7%
American International Group Inc ...................         3,734      3.7%
Warner Lambert Co ..................................         3,728      3.7%
American Express Co ................................         3,725      3.6%
Exxon Corp .........................................         3,444      3.4%
Colgate-Palmolive Co ...............................         3,263      3.2%
Merck & Co .........................................         3,105      3.0%
Carnival Corp ......................................         3,094      3.0%
Intel Corp .........................................         2,836      2.8%
                                                             -----      ---
                                                           $34,677     33.9%
                                                           =======     ====


QUANTITATIVE EQUITY FUND
------------------------
Exxon Corp .....................................            $3,813      3.5%
Royal Dutch Petroleum Co ADR ...................             3,589      3.3%
General Electric Co ............................             3,301      3.1%
Microsoft Corp .................................             2,161      2.0%
Lilly (Eli) & Co ...............................             2,088      1.9%
Philip Morris Companies Inc ....................             1,984      1.9%
Ameritech Corp .................................             1,841      1.7%
Intel Corp .....................................             1,829      1.7%
Dayton Hudson Corp .............................             1,819      1.7%
American Home Products Corp ....................             1,790      1.7%
                                                             -----      ---
                                                           $24,215     22.5%
                                                           =======     ====




WEISS, PECK & GREER MUTUAL FUNDS

TEN LARGEST HOLDINGS AT JUNE 30,1997* (UNAUDITED) - CONTINUED


                                                              MARKET
                                                              VALUE        PERCENT
GOVERNMENT SECURITIES FUND                                    (000'S)      OF FUND
--------------------------                                    -------      -------

United States Treasury Note 6.500% Due 5/31/01 .........     $ 30,888        26.2%
United States Treasury Note 5.875% Due 2/15/00 .........       15,297        13.0%
Government National Mortgage Association 7.500%
     Due 9/15/07-8/15/23 ...............................       13,488        11.4%
United States Treasury Note 6.500% Due 10/15/06 ........       12,173        10.3%
United States Treasury Note 6.375% Due 4/30/99 .........        8,078         6.8%
United States Treasury Note 6.375% Due 5/15/00 .........        6,553         5.6%
United States Treasury Note 6.000% Due 5/31/98 .........        5,626         4.8%
United States Treasury Note 5.625% Due 11/30/98 ........        4,071         3.4%
United States Treasury Note 6.625% Due 4/30/02 .........        3,997         3.4%
United States Treasury Bond 6.125% Due 12/31/01 .               3,703         3.1%
                                                              -------        ----
                                                             $103,874        88.0%
                                                             ========        ====


INTERMEDIATE MUNICIPAL BOND FUND
--------------------------------
Cook County Illinois School District No. 99
     (FGIC Insured) 8.500% Due 12/1/01 .................     $  1,010         4.9%
San Antonio Texas Electric & Gas 5.250% Due 2/1/10 .....        1,003         4.8%
Harris County Texas Flood District General Obligation
     Zero Coupon Due 10/1/06 ...........................          613         2.9%
Dallas Fort Worth Regional Airport Revenue
     (FGIC Insured) 7.750% Due 11/1/01 .................          607         2.9%
Oklahoma County Oklahoma Home Finance Authority
     Single Family Refunding Prerefunded
     Zero Coupon Due 7/1/12 ............................          603         2.9%
Cypress-Fairbanks Texas General Obligation
     Independent School District 7.300%
     Due 2/15/07 .......................................          591         2.8%
Surry County North Carolina Pollution Control
     Finance Authority 9.250% Due 12/1/02 ..............          583         2.8%
Deer Park Texas Independent School District
     School Building 6.375% Due 2/15/07 ................          558         2.7%
West Virginia School Building Authority
     (MBIA Insured) 7.000% Due 7/1/09 ..................          545         2.6%
Brunswick County Virginia Industrial Development
     Authority Correctional Facilities Lease
     (MBIA Insured) 5.650% Due 7/1/09 ..................          521         2.5%
                    -----      - - --                           -----        ----
                                                             $  6,634        31.8%
                                                             ========        ====


* The composition of the largest securities in each portfolio is subject to change.


WEISS, PECK & GREER MUTUAL FUNDS

SCHEDULES OF INVESTMENTS AT JUNE 30,1997 - UNAUDITED




    NUMBER                                                             VALUE
   OF SHARES                         SECURITY                         (000'S)
   ---------                         --------                         -------

                                     TUDOR

                 COMMON STOCKS (95.6%)
                 CAPITAL GOODS
                 COMMUNICATIONS (9.2%)
    15,000     #+Advanced Fibre Communication Inc .............       $   906
    50,000     #+Ascend Communications Inc ....................         1,969
    95,000      +Aspect Telecommunications ....................         2,114
    20,000     *+Cascade Communications Corp ..................           552
    37,500      +Cellnet Datasystems ..........................           466
    65,000      +Digital Generation Systems Inc. ..............           292
    44,700      +FORE Systems Inc .............................           609
    35,000      +Gilat Satellite Network Ltd ..................         1,164
    30,000      +Itron Inc ....................................           776
   105,000      +Novatel Inc ..................................           801
    37,500      +P-COM Inc ....................................         1,238
    70,000      +QUALCOMM Inc .................................         3,561
    27,200      +Saville Systems ADR ..........................         1,414
                                                                       ------
                                                                       15,862
                                                                       ------

                 COMPUTER PERIPHERALS (1.8%)
    25,000     *+Adaptec Inc. .................................           869
    20,000      +Komag Inc ....................................           327
    60,000      +Network Computing Devices ....................           698
    42,500     *+Read-Rite Corp ...............................           887
    37,000      +Smartflex Systems Inc ........................           361
                                                                        -----
                                                                        3,142
                                                                        -----
                COMPUTER SOFTWARE &
                SERVICES (10.6%)
    20,000      +Arbor Software Corp ..........................           705
    19,600      +Aurum Software Inc ...........................           470
    30,000      +Checkfree Corp ...............................           529
    25,000      +Data Processing ..............................           584
   102,500      +Hyperion Software Corp .......................         2,293
    40,000      +Industri-Matematik International Corp ........           650
    70,000     #+INSO Corp ....................................         1,439
    37,500      +Legato Systems Inc ...........................           694
    40,000     #+Netscape Communications Corp .................         1,283
    42,500      +Parametric Technology Corp ...................         1,809
    10,000      +PeopleSoft Inc ...............................           527
    50,000      +Planning Sciences ADR ........................           288
   151,900      +PLATINUM Technology Inc ......................         2,013
    17,500      +QuickResponse Services Inc ...................           634
    64,000      +Raster Graphics Inc ..........................           464
    55,000      +Security Dynamics Technology Inc .............         2,028
    80,000      +Segue Software Inc ...........................         1,090
    30,000      +Vantive Corp .................................           848
                                                                       ------
                                                                       18,348



    NUMBER                                                             VALUE
   OF SHARES                         SECURITY                         (000'S)
   ---------                         --------                         -------

                                     TUDOR (continued)

                 OTHER CAPITAL GOODS (4.3%)
    22,500     *+AES Corp .....................................       $ 1,592
    33,700      +American Superconductor Corp .................           413
    37,500      +BE Aerospace Inc .............................         1,186
    36,000       Commonwealth Industries Inc ..................           733
    35,000      +Emcor Group Inc ..............................           556
    17,500      +Hexcel Corp ..................................           302
    40,000      +Kaynar Technologies Inc ......................           725
    17,000     #+ThermoQuest Corp .............................           259
    50,000      +ThermoQuest Corp (A) .........................           724
    50,000      +Trident International Inc ....................           900
                                                                        -----
                                                                        7,390
                                                                        -----

                 SEMI - CONDUCTORS & RELATED (3.8%)
    10,000      +Altera Corp ..................................           505
    98,500      +Integrated Packaging Assembly Corp ...........           345
    25,000      +Harmonic Lightwaves Inc ......................           428
    16,000      +KLA-Tencor Corp ..............................           780
    10,800      +Kopin Corp ...................................           169
    15,000      +Maxim Integrated Products Inc ................           853
     7,647      +Quality Semiconductor Inc. (A) ...............           704
    23,000      +Summit Design Inc ............................           187
    26,500      +Synopsys Inc .................................           974
    27,000      +Uniphase Corp ................................         1,573
                                                                       ------
                                                                        6,518
                                                                       ------
                                                                       51,260
                                                                       ------

                 CONSUMER
                 BIOTECHNOLOGY (8.0%)
    85,000      +BioChem Pharmaceutical Inc ...................         1,891
   144,500      +Biocircuits Corp .............................           117
   155,000      +Cambridge Neuroscience Inc ...................           639
    50,000      +Chirex Inc ...................................           594
    50,000      +Cor Therapeutics .............................           531
    19,000      +Dura Pharmaceuticals Inc. ....................           758
    75,000     #+Epitope Inc ..................................           591
    35,800      +Genzyme Corp .................................           362
    20,000      +Guilford Pharmaceuticals Inc .................           485
    30,000      +ImmuLogic Pharmaceutical Corp ................            94
    15,000      +INCYTE Pharmaceuticals Inc ...................         1,005
    68,000      +Metra Biosystems Inc .........................           327
    57,500     #+North American Vaccine Inc ...................         1,110
    19,400      +Parexel International Corp ...................           616
    40,000      +Pathogenesis Corp ............................         1,165
    25,000      +Protein Design Laboratories Inc. .............           713
    90,700      +Ribi Immunochem Research Inc. ................           419
    15,000      +SangStat Medical Corp ........................           347


                       See notes to financial statements


Page 8



WEISS, PECK & GREER MUTUAL FUNDS

SCHEDULES OF INVESTMENTS AT JUNE 30,1997 - UNAUDITED
(continued)


    NUMBER                                                             VALUE
   OF SHARES                         SECURITY                         (000'S)
   ---------                         --------                         -------

                                     TUDOR (continued)

   171,800      +SEQUUS Pharmaceuticals Inc ...................       $ 1,095
    30,000      +Synaptic Pharmaceutical Corp .................           394
    61,000      +Urocor Inc ...................................           572
                                                                       ------
                                                                       13,825
                                                                       ------
                 HEALTH CARE - COST
                 CONTAINMENT (2.7%)
    95,000     *+Access Health Inc ............................         2,328
    27,000      #Integrated Health Services Inc. ..............         1,039
    40,000       Omnicare Inc .................................         1,255
                                                                        -----
                                                                        4,622
                                                                        -----

                 HEALTH CARE - OTHER (3.1%)
    30,000     #+Complete Management Inc ......................           427
    18,546      +Del Global Technologies Corp .................           158
    77,000      +ESC Medical Systems Ltd ......................         1,964
    31,500      +Heartport Inc ................................           555
    20,000      +Neopath, Inc. ................................           380
    34,000      +Phycor Inc ...................................         1,171
    60,000      +Resound Corp .................................           338
    34,500      +United Payors & United Providers Inc .........           457
                                                                        -----
                                                                        5,450
                                                                        -----

                 MEDIA - CELLULAR (2.8%)
    27,826      +Globalstar Telecommunications Ltd ............           852
    30,000      +Iridium World Communications Inc .............           544
   107,500      +Loral Space & Communications .................         1,613
    47,000      +PT Pasifik Satelit Nusantara ADR .............           729
    67,500      +Western Wireless Corp Cl A ...................         1,072
                                                                        -----
                                                                        4,810
                                                                        -----

                 MEDIA - OTHER (1.3%)
    40,000      +Intermedia Communications Inc ................         1,295
    15,000      +Pacific Gateway Exchange Inc .................           424
    55,000      +Paging Network Inc ...........................           483
                                                                        -----
                                                                        2,202
                                                                        -----

                 MEDIA - WIRELESS CABLE
                 TELEVISION (0.1%)
    74,000     #+Heartland Wireless Communications Inc. .......           176
                                                                        -----

                 OTHER CONSUMER (4.2%)
    12,500      +Cinar Films Inc Cl B .........................           406
    58,000      +Designer Holdings Ltd ........................           591
    10,000      +Double Tree Corp .............................           411
    35,000     #+Family Golf Centers Inc ......................           805


    NUMBER                                                             VALUE
   OF SHARES                         SECURITY                         (000'S)
   ---------                         --------                         -------

                                     TUDOR (continued)

    32,500      +Gemstar International Group Ltd ..............       $   597
    70,000       Hollingher International Inc Cl A ............           783
    61,500     # Royal Caribbean Cruises Ltd ..................         2,149
    42,500     #+Turbochef Inc ................................           574
    45,000       Wetherspoon J.D ..............................         1,021
                                                                        -----
                                                                        7,337
                                                                        -----
                 RESTAURANTS (5.0%)
    40,000      +Landry's Seafood Restaurants Inc .............           920
    45,000      +Papa John's International Inc ................         1,654
    60,000       Pizza Express (B) ............................           628
    50,500     #+Planet Hollywood International Inc ...........         1,162
    77,500     #+Rainforest Cafe Inc ..........................         1,967
    61,500     #+Starbucks Corp ...............................         2,395
                                                                       ------
                                                                        8,726
                                                                       ------

                 RETAIL (10.9%)
    25,000      #+Amazon.Com Inc ..............................           462
    17,500      +Barnett Inc ..................................           429
    75,000      +Friedman's Inc Cl A ..........................         1,716
    46,500      +Garden Botanika Inc ..........................           279
    65,000       Heilig-Meyers Co. ............................         1,276
   155,000     #+Just for Feet Inc ............................         2,703
    50,000      +Party City Corp ..............................           837
   265,000      +PETsMART Inc .................................         3,048
   117,000     *+Sunglass Hut International Inc ...............           739
    50,000      +Twin Lab Corp ................................         1,200
    40,000      +Whole Foods Market Inc .......................         1,325
   114,500      +Williams Sonoma Inc ..........................         4,895
                                                                       ------
                                                                       18,909
                                                                       ------
                                                                       66,057
                                                                       ------

                 ENERGY
                 OIL & GAS EXPLORATION (2.4%)
   263,000      +Gulf Canada Resources Ltd. ...................         2,186
    25,000      +Nuevo Energy Co ..............................         1,025
    32,500       Vintage Petroleum Inc ........................           999
                                                                       ------
                                                                        4,210
                                                                       ------

                 OIL SERVICES (4.4%)
    15,000      +BJ Services Co ...............................           804
    25,000      +EVI Inc ......................................         1,050
    17,000      +Falcon Drilling Co Inc .......................           980
    78,000      +Noble Drilling Corp ..........................         1,760
    55,000      +Rowan Companies ..............................         1,550
    40,000      +Weatherford Enterra Inc ......................         1,540
                                                                       ------
                                                                        7,684
                                                                       ------
                                                                       11,894
                                                                       ------



                       See notes to financial statements                  Page 9

WEISS, PECK & GREER MUTUAL FUNDS

SCHEDULES OF INVESTMENTS AT JUNE 30,1997 - UNAUDITED
(continued)


    NUMBER                                                             VALUE
   OF SHARES                         SECURITY                         (000'S)
   ---------                         --------                         -------

                                TUDOR (continued)


                 INTERMEDIATE GOODS & SERVICES
`                BASIC INDUSTRIES (2.2%)
    29,500       CalMat Co ....................................       $   634
    40,000      +Huntco Inc Cl A ..............................           570
    40,000      #Lyondell Petrochemical Co ....................           872
    22,000       OM Group Inc .................................           729
   200,000      +Waxman Industries Inc ........................           950
                                                                       ------
                                                                        3,755
                                                                       ------
                 BUSINESS SERVICES (8.5%)
    22,500      +Cambridge Technology Partners Inc ............           720
    62,500       Checkpoint Systems Inc .......................         1,004
    20,000      +Ciber Inc ....................................           684
    10,000      +Compuware Corp ...............................           477
    17,500     #+Corrections Corp of America ..................           696
    11,500      +Flextronics International Ltd ................           311
    15,000      +Hadco Corp ...................................           982
    45,000     #+International Network Services ...............         1,170
    20,000      +Keane Inc ....................................         1,040
    20,000      +Maximus Inc ..................................           357
   100,000      +Programmer's Paradise Inc ....................           950
    21,500      +Solectron Corp ...............................         1,505
    28,000      +Technology Solutions .........................         1,106
   106,200      +Wackenhut Corrections Corp ...................         3,093
    48,750     #+Youth Services International Inc .............           591
                                                                       ------
                                                                       14,686
                                                                       ------
                 INFRASTRUCTURE (0.2%)
   550,000       Hopewell Holdings ............................           348

                 TRANSPORTATION (2.7%)
   119,000      +America West Holdings Corp Cl B ...............        1,725
    55,000     #+Continental Airlines Cl B .....................        1,922
    35,000      +Ryanair Holdings ADR ..........................          949
                                                                       ------
                                                                        4,596
                                                                       ------
                                                                       23,385
                                                                       ------
                 INTEREST SENSITIVE
                 BANKS (1.4%)
    32,500      +BankUnited Financial Corp Cl A ...............           321
    18,000       Coastal Bancorp Inc ..........................           535
    20,000      +First Hawaiian Inc ...........................           682
    50,000      +RedFed Bancorp Inc ...........................           819
                                                                       ------
                                                                        2,357
                                                                       ------

    NUMBER                                                             VALUE
   OF SHARES                         SECURITY                         (000'S)
   ---------                         --------                         -------

                                TUDOR (continued)

                 INSURANCE (1.5%)
    85,000       20Th Century Industries ......................       $ 1,785
    25,000       PXRE Corp ....................................           769
                                                                       ------
                                                                        2,554
                                                                       ------

                 OTHER (3.2%)
    72,000      +Amerin Corp ..................................         1,746
   100,000      +Cadiz Land Company Inc .......................           525
    20,000       Everen Capital Corp ..........................           624
    20,000      +Healthcare Financial Partners ................           407
    50,000      +Homeside Inc .................................         1,094
    75,000      +Money Gram Payment Systems ...................         1,181
                                                                       ------
                                                                        5,577
                                                                       ------
                                                                       10,488
                                                                       ------
                 REAL ESTATE INVESTMENT TRUST (1.3%)
                 RESIDENTIAL (1.3%)
    81,700       Mills Corp ...................................         2,262
                                                                       ------
                 TOTAL COMMON STOCKS
                  (Cost $123,947) .............................       165,346
                                                                       ------
                 CLOSED END FUND (1.3%)
                  (Cost $1,858)
   135,000       Templeton Dragon Fund ........................         2,194
                                                                       ------
                 CONVERTIBLE PREFERRED
                   STOCKS (0.7%)
                 CAPITAL GOODS (0.0%)
                 OTHER CAPITAL GOODS
     5,138       +Advanced Promotion Technologies Inc. (A) ....             1
                                                                       ------
                  CONSUMER
                  MEDIA - CELLULAR (0.7%)
    20,000       Globalstar Telecommunications Ltd. (B) .......         1,160
                                                                       ------
                  TOTAL CONVERTIBLE
                  PREFERRED STOCKS
                    (COST $1,443) ..............................        1,161
                                                                       ------

Principal
Amount
(000's)
-------
                 CONVERTIBLE BONDS (0.8%)
                 INTERMEDIATE GOODS & SERVICES
                 BUSINESS SERVICES (0.3%)
   $   525       Youth Services International
                    7.000% Due 2/1/06 ..........................         593
                                                                       ------

Page 10                   See notes to financial statements



WEISS, PECK & GREER MUTUAL FUNDS

SCHEDULES OF INVESTMENTS AT JUNE 30,1997 - UNAUDITED
(continued)

 PRINCIPAL
 AMOUNT                                                            VALUE
 (000's)                          SECURITY                         (000'S)
---------                         --------                         -------

                                TUDOR (continued)


                 CAPITAL GOODS
                 COMMUNICATIONS (0.4%)
   $   500       Itron Inc. (B) 6.750% Due 3/13/04 ............       $   635
                                                                      -------

                 CONSUMER
                 HEALTH CARE - OTHER (0.1%)
       250       Heartport Inc. (B) 7.250% Due 5/1/04 .........           234
                                                                      -------
                 TOTAL CONVERTIBLE BONDS
                  (Cost $1,275) ...............................         1,462
                                                                      -------
                 EURODOLLAR DEPOSIT (2.5%)
                   Cost ($4,311)
     4,311       Sumitomo Bank Ltd 6.250% Due 7/1/97 ..........         4,311
                                                                      -------

Number
of Warrants
-----------
                 WARRANTS (0.2%)
                 CONSUMER
                 BIOTECHNOLOGY (0.0%)
       375       Perseptive Biosystems Inc Exp 9/11/03 ........             1
                                                                      -------

                 ENERGY
                 OIL SERVICES (0.2%)
    10,000       B.J. Services Co Exp 4/13/00 .................           292
                                                                      -------

                 TOTAL WARRANTS
                  (Cost $48) ..................................           293
                                                                      -------

Number
of Contracts
------------

                 PURCHASED PUT OPTIONS (0.1%)
        57       Morgan Stanley Index 7/97 @ 420 ..............            59
        25       Nasdaq 100 Index 7/97 @ 950 ..................            56
        40       S&P 500 Index 7/97 @ 890 .....................            70
                                                                      -------

                 TOTAL PURCHASED PUT OPTIONS
                  (Cost $273) .................................            185
                                                                      -------
                 TOTAL INVESTMENTS (101.2%)
                   (Cost $133,155) ............................        174,952

                 LIABILITIES IN EXCESS OF
                 OTHER ASSETS (-1.2%) .........................         (2,130)
                                                                       -------

                 TOTAL NET ASSETS (100.0%) ....................        $172,822
                                                                       ========



NUMBER                                                            VALUE
OF CONTRACTS                      SECURITY                         (000'S)
------------                      --------                         -------

                 WRITTEN CALL OPTIONS
                  (Premiums Received $494)
       100       Cascade Communications Corp 7/97 @ 30 ........       $     6
        57       Morgan Stanley Index 7/97 @ 410 ..............           130
        25       Nasdaq 100 Index 7/97 @ 940 ..................            94
       425       Read-Rite Corp 7/97 @ 20 .....................            80
       105       Sunglass Hut 7/97 @ 5 ........................            16
        40       S&P 500 Index 7/97 @ 880 .....................            96
                                                                       ------
                                                                       $  422
                                                                       ------

  +       Non-income producing security.
  #       Securities out on loan.
  *       Securities pledged in whole or part for written options.
 (A) SEC Rule 144 security. Requires registration under the SEC Act of 1933 before it can be offered for public sale.
 (B) SEC Rule 144A Security. Such security has limited markets and is traded among "qualified institutional buyers."




    NUMBER                                                             VALUE
   OF SHARES                         SECURITY                         (000'S)
   ---------                         --------                         -------

                               GROWTH AND INCOME

                 COMMON STOCKS (98.4%)
                 CAPITAL GOODS
                 AEROSPACE (2.6%)
    50,000       Boeing Co ....................................       $ 2,653
                                                                      -------

                 COMPUTER SOFTWARE &
                 SERVICES (7.6%)
    25,000       BMC Software Inc .............................         1,384
    40,000       Cadence Design Systems Inc ...................         1,340
    20,000       Intel Corp ...................................         2,836
    50,000       Storage Technology Corp ......................         2,225
                                                                      -------
                                                                        7,785
                                                                      -------
                 OTHER CAPITAL GOODS (8.7%)
    60,000       General Electric Co ..........................         3,922
    35,000       Motorola Inc .................................         2,660
    30,000       Xerox Corp ...................................         2,366
                                                                        8,948
                                                                      -------
                                                                       19,386
                                                                      -------

                       See notes to financial statements                Page 11



WEISS, PECK & GREER MUTUAL FUNDS

SCHEDULES OF INVESTMENTS AT JUNE 30,1997 - UNAUDITED
(continued)


    NUMBER                                                             VALUE
   OF SHARES                         SECURITY                         (000'S)
   ---------                         --------                         -------

                               GROWTH AND INCOME (continued)
                 CONSUMER
                 BEVERAGES (2.0%)
    30,000       Coca Cola Co .................................       $ 2,092
                                                                      -------

                 HEALTH CARE (17.3%)
    35,000       American Home Products Corp. .................         2,677
    24,000       Bristol-Myers Squibb Co ......................         1,944
    35,000       Lilly (Eli) & Co .............................         3,826
    30,000       Merck & Co ...................................         3,105
    20,000       Pfizer Inc ...................................         2,390
    30,000       Warner Lambert Co ............................         3,728
                                                                      -------
                                                                       17,670
                                                                      -------
                 RESTAURANTS (2.1%)
    45,000       McDonald's Corp. .............................         2,174
                                                                      -------

                 OTHER CONSUMER (8.6%)
    75,000       Carnival Corp ................................         3,094
    30,000       Eastman Kodak Co .............................         2,303
    25,000       Gap Inc ......................................           972
    35,000       Home Depot ...................................         2,413
                                                                      -------
                                                                        8,782
                                                                      -------
                                                                       30,718
                                                                      -------

                 OTHER CONSUMER
                 CONSUMER NON-DURABLES (5.1%)
    50,000       Colgate- Palmolive Co ........................         3,263
    30,000       Johnson & Johnson ............................         1,931
                                                                      -------
                                                                        5,194
                                                                      -------
                 INTERMEDIATE GOODS & SERVICES
                 BASIC INDUSTRIES (7.9%)
    40,000       Hercules Inc. ................................         1,915
    50,000       Monsanto Co ..................................         2,153
    27,000       Praxair Inc. .................................         1,512
    80,000       Titanium Metals Corp .........................         2,530
                                                                      -------
                                                                        8,110
                                                                      -------
                 BUSINESS SERVICES (1.3%)
    30,000       First Data Corp ..............................         1,318
                                                                      -------
                                                                        9,428
                                                                      -------
                 NATURAL RESOURCES
                 ENEREGY & RELATED (8.1%)
    30,000       Amerada Hess Corp. ...........................         1,667
    35,000       Dresser Industries Inc .......................         1,304
    56,000       Exxon Corp ...................................         3,444
    15,000       Schlumberger Ltd .............................         1,875
                                                                      -------
                                                                        8,290
                                                                      -------

    NUMBER                                                             VALUE
   OF SHARES                         SECURITY                         (000'S)
   ---------                         --------                         -------

                               GROWTH AND INCOME (continued)

                 REAL ESTATE INVESTMENT TRUSTS
                 COMMERCIAL & INDUSTRIAL (4.2%)
     8,000       Crescent Operating Inc .......................       $    96
    80,000       Crescent Real Estate Equities Inc ............         2,540
    40,000       Duke Realty Investors Inc. ...................         1,620
                                                                      -------
                                                                        4,256
                                                                      -------
                 HEALTH CARE (1.3%)
    75,000       LTC Properties Inc ...........................         1,359
                                                                      -------

                 RESIDENTIAL (4.6%)
    31,000       Equity Residential Properties ................         1,473
    50,000       Gables Residential Trust .....................         1,263
    70,000       Mills Corp ...................................         1,938
                                                                      -------
                                                                        4,674
                                                                      -------
                                                                       10,289
                                                                      -------
                 INTEREST SENSITIVE
                 BANKS (5.1%)
    40,000       BankAmerica Corp .............................         2,583
    60,000       Bank of New York Inc. ........................         2,610
                                                                      -------
                                                                        5,193
                                                                      -------
                 INSURANCE (6.1%)
    25,000       American International Group Inc .............         3,734
    40,000       Travelers Group Inc ..........................         2,523
                                                                      -------
                                                                        6,257
                                                                      -------
                 OTHER (5.8%)
    50,000       American Express Co. .........................         3,725
    50,000       Federal National Mortgage Association ........         2,181
                                                                      -------
                                                                        5,906
                                                                      -------
                                                                       17,356
                                                                      -------
                 TOTAL COMMON STOCKS
                   (Cost $64,608) .............................       100,661

Principal
Amount
(000's)
-------
                 EURODOLLAR DEPOSIT (1.8%)
                  (Cost $1,811)
   $ 1,811       Societe Genrale Bank 5.750% Due 7/1/97 .......         1,811
                                                                      -------

                 TOTAL INVESTMENTS (100.2%)
                  (Cost $66,419) ..............................       102,472
                 LIABILITIES IN EXCESS
                   OF OTHER ASSETS (-0.2%) ....................          (179)
                                                                      -------
                 TOTAL NET ASSETS (100.0%) ....................      $102,293
                                                                     ========


 +       Non-income producing security.

Page 12                     See notes to financial statements

WEISS, PECK & GREER MUTUAL FUNDS

SCHEDULES OF INVESTMENTS AT JUNE 30,1997 - UNAUDITED
(continued)


    NUMBER                                                             VALUE
   OF SHARES                         SECURITY                         (000'S)
   ---------                         --------                         -------

                                  GROWTH FUND

                 COMMON STOCKS (90.7%)
                 CAPITAL GOODS
                 COMMUNICATIONS (8.3%)
     4,000     #+Advanced Fibre Communication Inc .............       $   241
    15,500     #+Ascend Communications Inc ....................           610
    35,000      +Aspect Telecommunications ....................           779
     9,800     *+Cascade Communications Corp ..................           271
    25,000      +FORE Systems Inc .............................           341
    13,500      +Gilat Satellite Network Ltd ..................           449
    17,500     #+Itron Inc ....................................           453
    17,500      +Novatel Inc ..................................           133
    15,000      +P-COM Inc ....................................           495
    25,000     #+QUALCOMM Inc .................................         1,272
     7,500      +Saville Systems ADR ..........................           390
    13,000      +Viasat Inc ...................................           188
     5,000      +VideoServer Inc ..............................            66
                                                                      -------
                                                                        5,688
                                                                      -------
                 COMPUTER PERIPHERALS (2.0%)
     7,000      +Adaptec Inc. .................................           243
     7,000      +Komag Inc ....................................           115
    20,200      +Kopin Corp ...................................           316
    23,500      +Network Computing Devices ....................           273
    15,000     *+Read-Rite Corp ...............................           313
    12,000      +Smartflex Systems Inc ........................           117
                                                                      -------
                                                                        1,377
                                                                      -------

                 COMPUTER SOFTWARE &
                 SERVICES (9.7%)
     9,000      +Arbor Software Corp ..........................           317
     6,500      +Aurum Software Inc ...........................           156
    10,000      +Checkfree Corp ...............................           176
     7,500      +Data Processing Resources Corp ...............           175
    35,000      +Hyperion Software Corp .......................           783
    15,000      +Industri-Matematik International Corp ........           244
    25,000     #+INSO Corp ....................................           514
    10,000      +Legato Systems Inc ...........................           185
    19,000      +Netscape Communication Corp ..................           609
    14,000      +Parametric Technology Corp ...................           596
    36,000      +Planning Sciences ADR ........................           207
    61,100      +PLATINUM Technology Inc ......................           810
     8,500      +QuickResponse Services Inc ...................           308
    25,000      +Raster Graphics Inc ..........................           181
    20,000      +Security Dynamics Technology Inc .............           738
    25,000      +Segue Software Inc ...........................           341
    11,000      +Vantive Corp .................................           311
                                                                      -------
                                                                        6,651
                                                                      -------

    NUMBER                                                             VALUE
   OF SHARES                         SECURITY                         (000'S)
   ---------                         --------                         -------

                            GROWTH FUND (continued)


                 SEMI-CONDUCTORS & RELATED (3.6%)
     6,000       +Altera Corp .................................       $   303
    10,000       #+Harmonic Lightwaves Inc ....................           171
    30,000       +Integrated Packaging Assembly Corp ..........           105
     6,000       +Kla-Tencor Corp .............................           292
     4,000       +Maxim Integrated Products Inc ...............           227
     4,153       +Quality Semiconductor (A) ...................           383
     5,000       +Summit Design Inc ...........................            41
     8,000       +Synopsys Inc ................................           294
    11,000       +Uniphase Corp ...............................           641
                                                                      -------
                                                                        2,457
                                                                      -------
                 OTHER CAPITAL GOODS (3.7%)
     8,500       +AES Corp ....................................           601
    26,500       +American Superconductor Corp ................           325
    12,000       +BE Aerospace Inc ............................           380
    13,000       +Commonwealth Industries Inc .................           265
     7,000       +Hexcel Corp .................................           121
   300,000       #+Noise Cancellation Technologies ............            84
    25,000       +ThermoQuest Corp (A) ........................           362
    20,000       +Trident International Inc ...................           360
                                                                      -------
                                                                        2,498
                                                                      -------
                                                                       18,671
                                                                      -------
                 CONSUMER
                 BIOTECHNOLOGY (7.2%)
    32,500       +BioChem Pharmaceutical Inc ..................           723
    34,000       +Cambridge Neuroscience Inc ..................           140
    18,000       +Chirex Inc ..................................           214
    15,000       +Cor Therapeutics ............................           159
    22,500       +Genzyme Corp ................................           228
     6,600       +Guilford Pharmaceuticals Inc ................           160
    20,000       +ImmuLogic Pharmaceutical Corp ...............            63
     6,000       +INCYTE Pharmaceuticals Inc ..................           402
    20,000       +Metra Biosystems Inc ........................            96
    24,500       +North American Vaccine Inc ..................           473
     6,500       +Parexel International Corp ..................           206
    16,000       +Pathogenesis Corp ...........................           466
     7,500       +Protein Design Laboratories Inc. ............           214
   110,606       +Ribi Immunochem Research Inc. ...............           512
     8,000       +SangStat Medical Corp .......................           185
    42,000       +SEQUUS Pharmaceuticals Inc ..................           268
    13,500       +Synaptic Pharmaceutical Corp ................           177
    22,500       +Urocor Inc ..................................           211
                                                                      -------
                                                                        4,897
                                                                      -------

                       See notes to financial statements                Page 13


WEISS, PECK & GREER MUTUAL FUNDS

SCHEDULES OF INVESTMENTS AT JUNE 30,1997 - UNAUDITED
(continued)

    NUMBER                                                             VALUE
   OF SHARES                         SECURITY                         (000'S)
   ---------                         --------                         -------
                            GROWTH FUND (continued)

                 HEALTH CARE - COST CONTAINMENT (2.3%)
    35,500      +Access Health Inc ............................       $   870
    10,000      +Integrated Health Services Inc. ..............           385
    10,000      +Omnicare Inc .................................           314
                                                                      -------
                                                                        1,569
                                                                      -------
                 HEALTH CARE - OTHER (2.8%)
    30,000      +ESC Medical Systems Ltd ......................           765
     7,500      +Impath Inc ...................................           204
    10,000      +Neopath, Inc. ................................           190
    15,000      +Phycor Inc ...................................           517
    17,500      +United Payors & United Providers .............           232
                                                                      -------
                                                                        1,908
                                                                      -------
                 HEALTH CARE - PHARMACEUTICALS (0.4%)
     6,500      +Dura Pharmaceuticals Inc. ....................           259
                                                                      -------

                 MEDIA - CELLULAR (2.4%)
     6,904      +Globalstar Telecommunication .................           211
    40,000      +Lightbridge Inc ..............................           305
    36,500      +Loral Space & Communications .................           548
    20,000      +PT Pasifik Satelit Nusantara ADR .............           310
    16,500      +Western Wireless Corp Cl A ...................           262
                                                                      -------
                                                                        1,636
                                                                      -------
                 MEDIA - OTHER (2.1%)
    18,500      +Intermedia Communications Inc ................           599
     3,500      +Pacific Gateway Exchange Inc .................            99
    20,000      +Paging Network Inc ...........................           175
    15,000      +Univision Communications Inc .................           587
                                                                      -------
                                                                        1,460
                                                                      -------
                 MEDIA - WIRELESS CABLE
                 TELEVISION (0.2%)
    45,000     #+Heartland Wireless Communications Inc ........           107

                 RESTAURANTS (4.3%)
    13,000      +Landry's Seafood Restaurants Inc .............           299
    17,500     #+Papa John's International Inc ................           643
    15,000     #+Planet Hollywood International Inc ...........           345
    27,500     #+Rainforest Cafe Inc ..........................           698
    24,500     #+Starbucks Corp ...............................           954
                                                                      -------
                                                                        2,939
                                                                      -------

    NUMBER                                                             VALUE
   OF SHARES                         SECURITY                         (000'S)
   ---------                         --------                         -------
                            GROWTH FUND (continued)
                 RETAIL (11.1%)
     8,000     #+Amazon.Com Inc ...............................       $   148
     8,000      +Barnett Inc ..................................           196
    30,000      +Friedman's Inc A .............................           686
    25,000      +Garden Botanika Inc ..........................           150
    25,000       Heilig-Meyers Co. ............................           491
    60,000     #+Just for Feet Inc ............................         1,046
    35,000      +Party City Corp ..............................           586
    97,500      +PETsMART Inc .................................         1,121
    45,000     *+Sunglass Hut International ...................           284
    17,500      +Twinlab Corp .................................           420
    12,500     #+Whole Foods Market Inc .......................           414
    47,500     #+Williams Sonoma Inc ..........................         2,031
                                                                      -------
                                                                        7,573
                                                                      -------
               OTHER CONSUMER (3.4%)
    19,000      +Designer Holdings Ltd ........................           194
    13,500     #+Family Golf Centers Inc ......................           310
    15,000      +Gemstar International Group Ltd ..............           276
    25,000       Hollinger International Cl A .................           280
    17,500      +Lithia Motors Inc Cl A .......................           192
    20,800      +Royal Caribbean Cruises Ltd ..................           727
    15,100      +Wetherspoon J.D (B) ..........................           343
                                                                      -------
                                                                        2,322
                                                                      -------
                                                                       24,670
                                                                      -------
                 ENERGY
                 OIL SERVICES (4.1%)
     5,000      +BJ Services Co ..............................            268
    10,000      +EVI Inc .....................................            420
     9,000      +Falcon Drilling Co Inc ......................            519
    31,500      +Noble Drilling Corp .........................            711
    12,500      +Rowan Companies .............................            352
    13,500      +Weatherford Enterra Inc .....................            520
                                                                       -------
                                                                        2,790
                                                                       -------
                 OIL & GAS EXPLORATION (2.3%)
    92,000      +Gulf Canada Resources Ltd ....................           765
    10,000      +Nuevo Energy Co ..............................           410
    12,500       Vintage Petroleum Inc ........................           384
                                                                      -------
                                                                        1,559
                                                                      -------
                                                                        4,349
                                                                      -------
                 INTERMEDIATE GOODS & SERVICES
                 BASIC INDUSTRIES (2.2%)
    15,000       Calmat Co ....................................           323
    17,500       Huntco Inc Cl A ..............................           249
    12,500     # Lyondell Petrochemical Co ....................           273
    10,000       OM Group Inc .................................           331
    62,200     #+Waxman Industries Inc ........................           295
                                                                      -------
                                                                        1,471
                                                                      -------


Page 14                     See notes to financial statements





WEISS, PECK & GREER MUTUAL FUNDS

SCHEDULES OF INVESTMENTS AT JUNE 30,1997 - UNAUDITED
(continued)

    NUMBER                                                             VALUE
   OF SHARES                         SECURITY                         (000'S)
   ---------                         --------                         -------
                            GROWTH FUND (continued)


                 BUSINESS SERVICES (9.1%)
   422,500     #+Advanced Promotion Technology Inc ............       $     1
    10,000      +Cambridge Technology Partners Inc ............           320
    30,000     #+Checkpoint Systems Inc .......................           482
     8,000      +Ciber Inc ....................................           274
     4,000      +Compuware Corp ...............................           191
     6,500      +Corrections Corp of America ..................           258
    20,000     #+Digital Generation Systems Inc. ..............            90
    30,000      +Emcor Group Inc ..............................           476
    12,500      +Flextronics International Ltd ................           338
     5,000      +Hadco Corp ...................................           327
    17,500     #+International Network Services ...............           455
     6,000      +Keane Inc ....................................           312
    35,000      +Programmers Paradise Inc .....................           333
     7,500      +Solectron Corp ...............................           525
    10,000      +Technology Solutions .........................           395
    40,500      +Wackenhut Corrections Corp ...................         1,180
    20,000     #+Youth Services International Inc .............           242
                                                                      -------
                                                                        6,199
                                                                      -------
                 TRANSPORTATION (2.5%)
    50,000      +America West Holdings Corp B .................           725
    16,000     #+Continental Air Cl B .........................           559
    15,000      +Ryanair Holdings ADR .........................           407
                                                                      -------
                                                                        1,691
                                                                      -------
                                                                        9,361
                                                                      -------
                 INTEREST SENSITIVE
                 BANKS (1.5%)
    18,500      +BankUnited Financial Corp Cl A ...............           183
     6,000       Coastal Bancorp Inc ..........................           178
    10,000       First Hawaiian Inc ...........................           341
    20,000      +Redfed Bancorp Inc ...........................           328
                                                                      -------
                                                                        1,030
                                                                      -------
                 INSURANCE (2.5%)
    29,500      +Amerin Corp ..................................           715
     9,000       PXRE Corp ....................................           277
    35,500       20Th Century Industries ......................           746
                                                                      -------
                                                                        1,738
                                                                      -------
                 OTHER (1.8%)
     7,500       Everen Capital Corp ..........................           234
     7,500      +Healthcare Financial Partners ................           153
    17,500      +Homeside Inc .................................           383
    29,000      +MoneyGram Payment Systems ....................           456
                                                                      -------
                                                                        1,226
                                                                      -------
                                                                        3,994
                                                                      -------


    NUMBER                                                             VALUE
   OF SHARES                         SECURITY                         (000'S)
   ---------                         --------                         -------
                            GROWTH FUND (continued)


                 REAL ESTATE INVESTMENT TRUST
                 RESIDENTIAL (1.2%)
    30,000       Mills Corp ...................................       $   831
                                                                      -------
                 TOTAL COMMON STOCK
                   (Cost $51,593) .............................        61,876
                                                                      -------
                 CLOSED END FUND (1.2%)
                   (Cost $697)
    50,000       Templeton Dragon Fund ........................           812
                                                                      -------
                 CONVERTIBLE PREFERRED
                 STOCK (0.7%)
                   (Cost $425)
     8,500       Globalstar Telecommunication Ltd (B) .........           493
                                                                      -------



PRINCIPAL
AMOUNT
(000's)
-------
                 CONVERTIBLE BONDS (0.7%)
                 CONSUMER
                 HEALTH CARE - OTHER (0.2%)
   $   150       Intermediate Goods & Services ...............            140
                                                                      -------
                 BUSINESS SERVICES (0.5%)
       300       Youth Services International 7.000%
                    Due 2/1/06 ...............................            339
                                                                      -------
                 TOTAL CONVERTIBLE BONDS
                   (Cost $450) ...............................            479
                                                                      -------
Number of
Warrants
--------
                 WARRANTS (0.0%)
                  (Cost $0)
                 CONSUMER
                 BIOTECHNOLOGY (0.0%)
       948       Perseptive Biosystems Inc. Exp 9/11/03 .......             1
                                                                      -------

Number of
Contracts
---------
                 PURCHASED PUT OPTIONS (0.1%)
        21       Morgan Stanley Index 7/97 @ 420 ..............            22
                                                                      -------
        10       Nasdaq 100 Index 7/97 @ 950 ..................            22
                                                                      -------

                 TOTAL PURCHASED PUT OPTIONS
                   (Cost $75) .................................            44
                                                                      -------



                       See notes to financial statements                Page 15

WEISS, PECK & GREER MUTUAL FUNDS

SCHEDULES OF INVESTMENTS AT JUNE 30,1997 - UNAUDITED
(continued)

  PRINCIPAL                                                            VALUE
  AMOUNT                             SECURITY                         (000'S)
  (000's)
  -------                           ---------                         -------

                            GROWTH FUND (continued)

                 REPURCHASE AGREEMENT (7.4%)
    $5,041       Citicorp 5.950% Due 7/1/97
                   with a maturity value of $5,342
                   (Collateralized by $5,147
                   U.S. Treasury Notes
                   5.750% Due 12/31/98)
                   (Cost $5,041) ...........................           $5,041
                                                                      -------
                 TOTAL INVESTMENTS (100.8%)
                   (Cost $58,281) ..........................           68,746
                                                                      -------
                 LIABILITIES IN EXCESS OF
                   OTHER ASSETS (-0.8%) ....................             (535)
                                                                      -------
                 TOTAL NET ASSETS (100.0%) .................          $68,211
                                  ======                              =======

Number of
Contracts
---------
                 CALL OPTIONS WRITTEN
                   (Premiums Received $157)
        35       Cascade Communications 7/97 @ 30 .............             2
        21       Morgan Stanley Index 7/97 @ 410 ..............            48
        10       Nasdaq 100 Index 7/97 @ 940 ..................            38
       150       ReadRite 7/97 @ 20 ...........................            28
        50       Sunglass Hut International 7/97 @ 5 ..........             7
                                                                      -------
                                                                          123
                                                                      -------

 +       Non-income producing security.
 #       Securities out on loan.
 *       Securities pledged in whole or part for written options.
(A) SEC Rule 144 security. Requires registration under the SEC Act of 1933 before it can be offered for public sale.
(B) SEC Rule 144A Security. Such security has limited markets and is traded among "qualified institutional buyers."



NUMBER                                                               VALUE
OF SHARES                          SECURITY                         (000'S)
---------                          --------                         -------

                              QUANTITATIVE EQUITY

                 COMMON STOCKS (97.5%)
                 BASIC MATERIALS (6.4%)
     6,835       Allegheny Teledyne Inc .......................       $   185
    11,600       Aluminum Co. of America ......................           874
     3,800       Avery Dennison Corp ..........................           153
     7,900       Crown Cork & Seal Inc ........................           422
    10,900       Dow Chemical Co ..............................           950


   NUMBER                                                            VALUE
 OF SHARES                         SECURITY                         (000'S)
 ---------                         --------                         -------

                         QUANTITATIVE EQUITY (continued)

    13,300       Engelhard Corp ...............................       $   278
     4,600       James River Corp of Virginia .................           170
    19,400       Kimberly-Clark Corp ..........................           965
     4,600       Phelps Dodge Corp ............................           392
    12,300       Rohm & Haas Co ...............................         1,108
     7,000       Sigma Aldrich Corp ...........................           245
    14,200       Thomas & Betts Corp ..........................           746
     7,000       W.R. Grace & Co ..............................           386
                                                                       ------
                                                                        6,874
                                                                       ------
                 CONSUMER CYCLICAL (11.0%)
     2,400       Armstrong World Industries Inc ...............           176
     4,900       CVS Corp .....................................           251
    34,200       Dayton Hudson Corp ...........................         1,819
    10,500       Dillards Inc - Cl A ..........................           364
    13,000       Eastman Kodak Co .............................           998
     7,600      +Federated Department Stores Inc ..............           264
    37,900       Ford Motor Co ................................         1,431
     5,600       Gannet Inc ...................................           553
    10,500       Goodyear Tire & Rubber Co ....................           665
     7,100      +HFS Inc ......................................           412
     6,400       King World Productions Inc ...................           224
    10,400       Masco Corp ...................................           434
     8,100       Maytag Corp ..................................           212
     4,400       McGraw-Hill Companies Inc ....................           259
     3,600       Mercantile Stores ............................           227
    16,500       New York Times Co Cl A .......................           817
     9,400       Nike Inc., Cl B ..............................           549
     4,500       Rite Aid Corp. ...............................           224
    25,600       TJX Companies Inc ............................           675
     2,500       VF Corp ......................................           212
    12,800       Walt Disney Co ...............................         1,027
                                                                        ------
                                                                        11,793
                                                                        ------
                 CONSUMER NON - CYCLICAL (12.9%)
    10,100       American Stores Co ...........................           499
    18,100       Anheuser- Busch Companies Inc. ...............           759
    27,180       Archer Daniels Midland Co ....................           639
     4,500       Avon Products Inc ............................           318
     1,800       Clorox Co. ...................................           238
    24,400       Coca Cola Co .................................         1,702
    10,600       Colgate- Palmolive Co ........................           692
     8,600       Conagra Inc ..................................           551
     8,700       Gillette Co. .................................           824
    14,300       Heinz H J Co .................................           660
     3,100       Hershey Foods Corp ...........................           171
    12,600       Kellogg Co ...................................         1,079
    14,800      +Kroger Co ....................................           429
    44,700       Philip Morris Companies Inc. .................         1,984


Page 16                    See notes to financial statements




WEISS, PECK & GREER MUTUAL FUNDS

SCHEDULES OF INVESTMENTS AT JUNE 30,1997 - UNAUDITED
(continued)


   NUMBER                                                            VALUE
 OF SHARES                         SECURITY                         (000'S)
 ---------                         --------                         -------

                         QUANTITATIVE EQUITY (continued)

     4,800       Pioneer Hi Bred International ................       $   384
     6,300       Procter & Gamble Co ..........................           890
     9,400       Quaker Oats Co ...............................           422
     6,400       Ralston Purina Co ............................           526
     5,200       Unilever NV ADR ..............................         1,113
                                                                       ------
                                                                       13,880
                                                                       ------
                 ENERGY (9.5%)
     6,400       Coastal Corp .................................           341
    12,200       Dresser Industries Inc .......................           454
    62,000       Exxon Corp ...................................         3,813
     7,400       Halliburton Co., .............................           586
    66,000       Royal Dutch Petroleum Co ADR .................         3,589
     3,300       Schlumberger Ltd .............................           413
     9,000       Texaco Inc ...................................           979
                                                                       ------
                                                                       10,175
                                                                       ------
                 FINANCIAL (13.6%)
     7,100       Aetna Inc ....................................           727
    17,600       BankAmerica Corp .............................         1,136
    11,100       Chase Manhattan Corp .........................         1,077
     8,100       Cigna Corp ...................................         1,438
    12,900       Comerica Inc .................................           877
    18,400       Fannie Mae ...................................           803
     3,500       Fifth Third Bancorp ..........................           287
    14,400       First Chicago NBD ............................           871
     3,200       General Re Corp ..............................           582
    17,400       Lowes Corp ...................................           646
    10,400       Marsh & McLennan Cos .........................           742
    22,935       Morgan Stanley Dean Witter Discover ..........           988
     7,200       National City Corp ...........................           378
     2,300       NationsBank Corp .............................           148
     5,900       Republic NY Corp .............................           634
    20,900       Southtrust Corp ..............................           865
     3,400       St Paul Companies Inc ........................           259
    19,400       Travelers Group Inc ..........................         1,223
     9,000       UNUM Corp ....................................           378
     9,500       U.S. Bancorp .................................           609
                                                                       ------
                                                                       14,668
                                                                       ------
                 HEALTH (12.0%)
    23,400       American Home Products Corp. .................         1,790
     5,200       Bausch & Lomb Inc ............................           245
     5,400       Becton Dickinson & Co. .......................           273
     7,400      +Boston Scientific Corp .......................           455
     3,737       Bristol-Myers Squibb Co. .....................           303
    42,200       Columbia Healthcare Corp .....................         1,659
    15,000       Corning Inc ..................................           834
    19,100       Lilly (Eli) & Co .............................         2,088
    12,500       Pfizer Inc ...................................         1,494


   NUMBER                                                            VALUE
 OF SHARES                         SECURITY                         (000'S)
 ---------                         --------                         -------

                         QUANTITATIVE EQUITY (continued)

    26,600       Schering-Plough Corp. ........................       $ 1,273
    15,500      +Tenet Healthcare Corp ........................           458
    10,700       Warner Lambert Co ............................         1,329
    16,000      +Wellpoint Health Networks ....................           734
                                                                       ------
                                                                       12,935
                                                                       ------
                 INDUSTRIALS (7.6%)
    16,900       Browning Ferris Industries Inc. ..............           562
     2,500       Cummins Engine Inc ...........................           176
    10,100       Deere & Co ...................................           554
     5,000       Deluxe Corp ..................................           171
    50,500       General Electric Co ..........................         3,301
     5,300       Interpublic Group of Companies Inc ...........           325
    12,200       Minnesota Mining & Manufacturing Co ..........         1,244
    16,700       Parker Hannifin Corp .........................         1,013
     6,800       Textron Inc ..................................           451
     6,100       Tyco International Ltd .......................           424
                                                                       ------
                                                                        8,221
                                                                       ------
                 TECHNOLOGY (20.2%)
     5,400      +Advanced Micro Devices Inc ...................           195
    27,100       Ameritech Corp ...............................         1,841
    37,600       Bellsouth Corp. ..............................         1,744
    19,600       Boeing Co ....................................         1,040
     5,900       +Compaq Computer Corp ........................           586
     4,900       Eaton Corp ...................................           428
     6,500       General Dynamics .............................           488
     6,900       Harris Corp. .................................           580
    14,800       Hewlett Packard Co ...........................           829
     6,000       Honeywell Inc. ...............................           455
    12,900       Intel Corp ...................................         1,829
    18,300       International Business Machines Corp .........         1,650
    10,600       McDonnell Douglas Corp .......................           726
    17,100      +Microsoft Corp ...............................         2,161
    15,200       Motorola Inc .................................         1,155
    15,900      +Oracle Corp ..................................           801
     5,000       Pitney Bowes Inc. ............................           348
    10,900       Raytheon Co ..................................           556
    27,400       Sprint Corp ..................................         1,442
    19,000      +Sun Microsystems Inc. ........................           707
    33,600       US West Inc ..................................         1,266
    11,600       Xerox Corp ...................................           915
                                                                       ------
                                                                       21,742
                                                                       ------
                 TRANSPORTATION (1.2%)
     6,000       Burlington Northern Santa Fe .................           539
     3,900       Delta Air Lines, Inc. ........................           320
     6,500       Union Pacific Corp ...........................           458
                                                                       ------
                                                                        1,317
                                                                       ------

                       See notes to financial statements                Page 17



WEISS, PECK & GREER MUTUAL FUNDS

SCHEDULES OF INVESTMENTS AT JUNE 30,1997 - UNAUDITED
(continued)


   NUMBER                                                            VALUE
 OF SHARES                         SECURITY                         (000'S)
 ---------                         --------                         -------

                         QUANTITATIVE EQUITY (continued)


                 UTILITIES (3.1%)
     7,700       American Electric Power Co ...................       $   323
     3,300       Columbia Gas System Inc ......................           215
     3,500       Consolidated National Gas Co .................           188
    19,200       Edison International .........................           478
    30,200       Entergy Corp .................................           827
     7,400       FPL Group Inc. ...............................           341
     5,300       GPU Inc ......................................           190
    11,000       Houston Industries Inc .......................           236
     6,100       Ohio Edison Co ...............................           133
     5,200       Pacific Enterprises ..........................           175
     5,300       Sonat, Inc. ..................................           272
                                                                       ------
                                                                        3,378
                                                                       ------
                 TOTAL COMMON STOCKS
                 (Cost $81,321) ...............................       104,983
                                                                      -------

Principal
Amount
(000's)
-------
                 U.S. GOVERNMENT
                 OBLIGATION (0.5%)
                   (Cost $495)
   $   500      *US Treasury Bills Due 9/18/97 ................           495
                                                                      -------
                 EURODOLLAR DEPOSIT (2.8%)
                 (Cost $3,040)
     3,040       Sumitomo 6.250% Due 7/1/97 ...................         3,040
                                                                      -------
                 TOTAL INVESTMENTS (100.8%)
                   (Cost $84,856) ..............................      108,518

                 LIABILITIES IN EXCESS OF
                    OTHER ASSETS (-0.8%)                                 (911)
                                                                      -------

                 TOTAL NET ASSETS (100.0%)                           $107,607
                                                                     ========


Number of                                                          Unrealized
Contracts                                                        Depreciation
---------                                                        ------------
                 FUTURES PURCHASED
                    (Aggregated futures amount $445)
         1       SEPT S&P 500 Futures .........................             7
                                                                      -------


 +     Non-income producing security.
 *     Securities pledged in whole or part for written options.




   NUMBER                                                            VALUE
 OF SHARES                         SECURITY                         (000'S)
 ---------                         --------                         -------

                                 INTERNATIONAL

                 COMMON STOCKS (95.3%)
                 AUSTRALIA (2.1%)
    12,000       Australia & New Zealand Bank Group ...........       $    90
     4,000       Broken Hill Property .........................            59
    21,000       CSR ..........................................            81
     8,500       WMC Ltd ......................................            54
                                                                      -------
                                                                          284
                                                                      -------
                 AUSTRIA (1.1%)
     1,190       OMV ..........................................           152

                 BELGIUM (0.5%)
       175       Generale De Banque ...........................            67

                 DENMARK (1.3%)
     3,295       Tele Danmark `B' .............................           171

                 FRANCE (9.3%)
     1,711       Alcatel Alsthom Cie Generale D'Electric ......           214
     2,067       Axa Uap ......................................           129
     1,260       Banque Nationale De Paris ....................            52
     1,140       Christian Dior S.A ...........................           188
     1,509      +Eaux (Cie Generale Des) ......................           194
     2,584       Havas ........................................           186
     1,190       Lafarge ......................................            74
     1,343       Rhone-Poulenc `A' ............................            55
     1,206       Societe Generale .............................           135
                                                                      -------
                                                                        1,227
                                                                      -------
                 GERMANY (7.7%)
     9,311       Commerzbank AG ...............................           264
     2,655       Daimler Benz .................................           215
       941       Preussag AG ..................................           276
       594       Viag AG ......................................           270
                                                                      -------
                                                                        1,025
                                                                      -------
                 HONG KONG (2.7%)
     7,000       Cheung Kong ..................................            69
    16,000       Dao Heng Bank Group ..........................            88
    60,000       First Pacific Co .............................            77
    34,400       Hong Kong & China Gas ........................            69
     6,500       Swire Pacific A ..............................            58
                                                                      -------
                                                                          361
                                                                      -------
                 ITALY (4.0%)
    62,149       Fiat Spa Ord .................................           223
   117,000       Istituto Nazionale Delle .....................           178
    21,250      +Seat Spa .....................................             7
    21,250       Stet .........................................           124
                                                                      -------
                                                                          532
                                                                      -------

Page 18                     See notes to financial statements

WEISS, PECK & GREER MUTUAL FUNDS

SCHEDULES OF INVESTMENTS AT JUNE 30,1997 - UNAUDITED
(continued)


   NUMBER                                                            VALUE
 OF SHARES                         SECURITY                         (000'S)
 ---------                         --------                         -------

                           INTERNATIONAL (continued)

                 JAPAN (30.0%)
     2,200       Asatsu Corp ..................................       $    81
       500       Autobacs Seven ...............................            40
       440       Canon Sales Co ...............................            10
       280       Circle K Japan Co. Ltd .......................            16
    11,000       Dai Ichi Kangyo Bank .........................           150
     6,000       Eisai Co .....................................           113
     3,000       Hankyu Corp ..................................            16
    10,000       Hitachi Ltd ..................................           112
    22,000       Hitachi Zosen Corp ...........................            88
    15,000       Itochu Corp ..................................            81
     6,000       Japan Airport Terminal Co ....................            73
     1,000       Japan Assoc Finance ..........................            79
     4,000       Kinden Corp ..................................            57
     4,000       Matsushita Electric Industrial ...............            81
     2,700       Meitec .......................................            80
    15,000       Mitsubishi Heavy Industries ..................           115
    15,000       Mitsubishi Trust & Banking ...................           237
     7,000       Mitsui Fudosan Co ............................            96
     5,000       Mycal Corp ...................................            72
     4,000       NEC Corp .....................................            56
    16,000       Nippon Express Co ............................           128
    25,000       Nippon Steel .................................            80
        23       Nippon Telegraph & Telephone Corp ............           221
       290       Nippon Television Network ....................           116
    14,000       Nissan Motor Co ..............................           109
     9,000       Ohbayashi-Gumi ...............................            60
     2,000       Omron Corp ...................................            42
     9,000       Ricoh ........................................           118
     1,000       Rohm Co ......................................           103
     9,000       Sanwa Shutter Corp ...........................            82
     8,000       Seiyo Food Systems ...........................            61
     5,000       Shin-Etsu Chemicals Co .......................           133
     5,000       Showa Shell Sekiyo ...........................            47
       700       Smc Corp .....................................            59
       700       Sony Corp ....................................            61
     9,000       Sumitomo Bank ................................           148
    10,000       Sumitomo Trust & Bank ........................           107
     2,000       Taisho Pharmaceutical ........................            54
     7,000       The Bank of Tokyo-Mitsubishi .................           140
     5,000       Tokyo Style ..................................            69
    10,000       Toray Industries Inc .........................            71
     2,000       Tostem Corporation ...........................            55
     6,000       Toyota Motor Co Y50 ..........................           177
    10,000       Yokogawa Electric Corp .......................            87
                                                                      -------
                                                                        3,981
                                                                      -------
                 MALAYSIA (1.5%)
    12,000       Hume Industries ..............................            55
    24,000       Sime Darby ...................................            80
     9,000       United Engineers .............................            65
                                                                      -------
                                                                          200
                                                                      -------

   NUMBER                                                              VALUE
  OF SHARES                      SECURITY                              (000'S)
  ---------                      --------                              -------

                           INTERNATIONAL (continued)

                 NETHERLANDS (4.4%)
     8,895       Elsevier .....................................       $   149
     5,394       K.L.M ........................................           166
     3,695       Philips Electronics ..........................           265
                                                                      -------
                                                                          580
                                                                      -------

                 SINGAPORE (0.7%)
    13,000       D.B.S. Land ..................................            41
     3,500       +Keppel Corp Ltd-A ...........................            15
     9,000       +Keppel Corp .................................            40
                                                                      -------
                                                                           96
                                                                      -------

                 SPAIN (2.9%)
     4,172       Argentaria CMN ...............................           233
     3,450       Repsol .......................................           146
                                                                      -------
                                                                          379
                                                                      -------

                 SWEDEN (2.7%)
     4,993       Ericsson Tele B ..............................           196
     3,069       Pharmacia & Upjohn ...........................           104
     3,625       Stora Kopparberg .............................            59
                                                                      -------
                                                                          359
                                                                      -------

                 SWITZERLAND (5.0%)
       183       Nestle .......................................           241
       159       Novartis AG ..................................           254
       145       Schweizerische Bankgesellschaft ..............           166
                                                                      -------
                                                                          661
                                                                      -------

                 UNITED KINGDOM (19.4%)
     4,310       Abbey National ...............................            59
    32,325       Asda Group ...................................            67
     4,560       Barclays .....................................            91
     4,752       Bass .........................................            58
     8,442       BBA Group ....................................            50
     3,498       British Aerospace ............................            78
     5,536       British Airways ..............................            63
     6,940       British Land Co ..............................            65
    12,821       British Petroleum Co .........................           159
    10,578       British Telecomm .............................            79
     9,400       Cable & Wireless .............................            86
    62,148      +Centrica .....................................            76
     6,294       Compass Group ................................            71
     5,491       Emap .........................................            68
     5,058       General Accident .............................            74
    13,989       General Electric .............................            84
     5,387       Glaxo Wellcome ...............................           111
     4,652       Granada Group ................................            61
     5,875       Grand Metropolitan ...........................            57


                       See notes to financial statements                Page 19


WEISS, PECK & GREER MUTUAL FUNDS

SCHEDULES OF INVESTMENTS AT JUNE 30,1997 - UNAUDITED
(continued)


   NUMBER                                                            VALUE
 OF SHARES                         SECURITY                         (000'S)
 ---------                         --------                         -------

                           INTERNATIONAL (continued)

     3,571       HSBC Holdings ................................       $   110
    15,375       Imperial Tobacco .............................            99
     5,629       Kingfisher ...................................            64
     6,207       Next .........................................            70
     5,620       Powergen .....................................            67
     7,004       Prudential Corp ..............................            68
     5,444       Reuters ......................................            57
    25,272       Shell Transport & Trading ....................           172
     5,393       Smithkline Beacham ...........................            99
     5,561       Standard Chartered Bank ......................            85
    15,227       Tomkins ......................................            66
     8,115       Wolseley I ...................................            63
     2,849       Zeneca Group .................................            94
                                                                        2,571
                                                                      -------
                 TOTAL COMMON STOCK
                   (Cost $10,758) .............................        12,646
                                                                      -------

Principal
Amount
(000's)
-------
                 U.S. TREASURY OBLIGATION (3.4%)
                  (Cost $445)
   $   450       US T-Bill Due 9/18/97 ........................           445

                 TOTAL INVESTMENTS (98.7%)
                  (Cost $11,203)          13,091

                 OTHER ASSETS IN EXCESS
                    OF LIABILITIES (1.3%) .....................           177

                 TOTAL NET ASSETS (100.0%) ....................       $13,268


 +       Non-income producing security.




                           INTERNATIONAL (continued)


                          International Fund
                          Industry Concentrations

  % of Net                                                            Values
  Assets                                                              (000's)
  ------                                                              -------

      16.7%      Banks ........................................       $ 2,222
       6.6%      Telecommunications ...........................           877
       6.3%      Electronics ..................................           835
       6.2%      Drugs ........................................           829
       6.1%      Automotive ...................................           814
       5.0%      Natural Resources ............................           668
       4.1%      Retail .......................................           546
       3.7%      Food & Beverage ..............................           488
       3.5%      Transportation ...............................           461
       3.4%      Insurance ....................................           449
       3.1%      Utilities ....................................           407
       2.8%      Business Services ............................           369
       2.7%      Metal & Metal Products .......................           356
       2.5%      Energy .......................................           331
       2.5%      Engineering ..................................           327
       2.3%      Construction .................................           311
       2.3%      Conglomerates ................................           303
       2.3%      Media ........................................           302
       2.2%      Manufacturing ................................           287
       2.1%      Real Estate ..................................           275
       1.7%      Publishing ...................................           224
       1.4%      Chemicals ....................................           188
       0.9%      Machinery ....................................           115
       0.7%      Tobacco ......................................            99
       0.6%      Agricultural .................................            80
       0.6%      Computer Software ............................            80
       0.6%      Aerospace & Defense ..........................            78
       0.6%      Holding Companies ............................            77
       0.5%      Basic Industries .............................            71
       0.5%      Consumer Services ............................            61
       0.4%      Paper Products ...............................            59
       0.4%      Financial Services ...........................            57
     -----                                                            -------
      95.3%      Total Stocks .................................        12,646
       3.4%      Short-term Investments .......................           445
     -----                                                            -------
      98.7%      Total Investments ............................        13,091
                 Other Assets in Excess of
       1.3%        Liabilities ................................           177
     -----                                                            -------
     100.0%      Total Net Assets .............................       $13,268
     -----                                                            -------



Page 20                    See notes to financial statements


WEISS, PECK & GREER MUTUAL FUNDS

SCHEDULES OF INVESTMENTS AT JUNE 30,1997 - UNAUDITED
(continued)

 Principal
 Amount                                                               Value
 (000's)                            Security                         (000's)
 -------                            --------                         -------

                             GOVERNMENT SECURITIES

                 U.S GOVERNMENT SECURITIES
                    AND AGENCIES (99.3%)
                 U.S. GOVERNMENT SECURITIES (81.3%)
                 U.S. TREASURY BOND (3.1%)
   $ 3,740       6.125% Due 12/31/01 ..........................       $ 3,703
                                                                      -------

                 U.S. TREASURY NOTES (78.2%)
     5,615       #6.000% Due 5/31/98 ..........................         5,626
     4,090       5.625% Due 11/30/98 ..........................         4,071
     8,035       6.375% Due 4/30/99 ...........................         8,078
    15,420       #5.875% Due 2/15/00 ..........................        15,297
     6,530       #6.375% Due 5/15/00 ..........................         6,553
     2,985       6.375% Due 3/31/01 ...........................         2,989
    30,720       6.500% Due 5/31/01 ...........................        30,888
     2,650       6.250% Due 1/31/02 ...........................         2,636
     3,960       6.625% Due 4/30/02 ...........................         3,997
    12,225       #6.500% Due 10/15/06 .........................        12,173
                                                                      -------
                                                                       92,308
                                                                      -------
                 TOTAL U.S. GOVERNMENT SECURITIES
                   (Cost $95,660) .............................        96,011
                                                                      -------

                U.S. GOVERNMENT AGENCIES (18.0%)
                 FEDERAL HOME LOAN MORTGAGE
                   CORPORATION (FREDDIE MAC) (1.2%)
     1,429       7.000% Due 5/1/09 ............................         1,433
                                                                      -------

                 FEDERAL NATIONAL MORTGAGE
                  ASSOCIATION (FNMA) (1.5%)
     1,678       9.000% Due 11/1/10 ...........................         1,770
                                                                      -------

                 GOVERNMENT NATIONAL MORTGAGE
                   ASSOCIATION (GNMA) (15.3%)
    13,279       7.500% Due 9/15/07-8/15/23 ...................        13,488
     2,970       8.000% Due 2/15/17-9/15/17 ...................         3,079
     1,372       9.000% Due 6/15/21 ...........................         1,466
                                                                      -------
                                                                       18,033
                                                                      -------

                 TOTAL U.S. GOVERNMENT AGENCIES
                    (Cost $21,027) ............................        21,236
                                                                      -------

Number of
Contracts
---------
                 PURCHASED CALL OPTIONS ON
                    U.S. TREASURY NOTES (0.0%)
                    (Cost $23)
         4       6.250% Due 5/31/99 Exp 7/97 ..................             2
         4       6.625% Due 5/15/07 Exp 7/97 ..................             6
                                                                      -------
                                                                            8
                                                                      -------



Number of                                                              Value
Contracts                     Security                                 (000's)
---------                     --------                                 -------

                       GOVERNMENT SECURITIES (continued)

                 TOTAL INVESTMENTS (99.3%)
                  (Cost $116,710) .............................      $117,255
                                                                     --------

                 OTHER ASSETS IN EXCESS OF
                  LIABILITIES (0.7%) ..........................           837
                                                                     --------

                 TOTAL NET ASSETS (100.0%) ....................      $118,092
                                                                     ========
                 CALL OPTIONS WRITTEN
                   (Premium received $23)
         8       GNMA 7.500% 7/15/27 Exp 7/97 .................             9

 #    Securities out on loan.



  Principal
  Amount                                                                Value
 (000's)                      Security                                 (000's)
---------                     --------                                 -------

                          INTERMEDIATE MUNICIPAL BOND

                  ALASKA (0.5%)
      $100        Alaska State Housing
                    Financial Corporation
                    Mortgage Program 1st Series
                    6.800% Due 12/1/99 ........................          $100

                 COLORADO (1.4%)
       100       Adams County Colorado
                    School District No. 12 Series
                    General Obligation
                    (MBIA Insured )
                    5.450% Due 12/15/06 ......................            104

        45       Brighten Colorado
                    General Obligation
                    (FGIC Insured )
                    Zero Coupon Due 12/1/00 ..................             38

       150       Westminster Colorado Multifamily
                    Revenue Refunding Housing
                    Oasis Wexford Apts Project
                    5.350% Due 12/1/25 ......................            152

                 CONNECTICUT (1.7%)
        95       Connecticut State Health & Education
                    Facilities Authority Revenue
                    Sacred Heart University Series D
                    5.200% Due 7/1/01 .......................            95


                       See notes to financial statements               Page 21



WEISS, PECK & GREER MUTUAL FUNDS

SCHEDULES OF INVESTMENTS AT JUNE 30,1997 - UNAUDITED
(continued)


 Principal
  Amount                                                                Value
 (000's)                      Security                                 (000's)
---------                     --------                                 -------

                    INTERMEDIATE MUNICIPAL BOND (continued)

        $85      Connecticut State Health & Education
                    Facilities Authority Revenue
                    Sacred Heart University Series D
                    4.800% Due 7/1/99 .......................             $85

        100      Connecticut State Health & Education
                    Facilities Authority Revenue
                    Sacred Heart University Series D
                    5.300% Due 7/1/99 .......................             100

        50       Stratford Connecticut
                    General Obligation
                    (FGIC Insured)
                    7.000% Due 6/15/04 ......................              57

                 DISTRICT OF COLUMBIA (1.9%)
        300      District of Columbia
                    General Obligation
                    5.000% Due 6/1/01 .......................             297

        100      District of Columbia
                    General Fund Recovery
                    Series B-3
                    4.100.% Due 6/1/03 (a) ..................             100

                 FLORIDA (6.1%)
        20       Florida St. Pollution Control
                    Revenue Series F
                    5.500% Due 7/1/98 .......................              20

        425      Jacksonville Florida Electric
                    Authority Revenue
                    6.000% Due 7/1/01 .......................             439

        100      Pinellas County Florida
                    Health Facilties Authority
                    Pooled Hospital Loan Program
                    Series 1985
                    4.000% Due 12/1/15 (a) ..................             100

        500       St. John's County Florida
                    Water & Sewer Revenue
                    (MBIA Insured)
                    5.250% Due 6/1/10 .......................             507

        200       University Athletic Association Inc
                    Capital Improvement Revenue
                    4.000% Due 2/1/20 (a) ...................             200


 Principal
  Amount                                                                Value
 (000's)                      Security                                 (000's)
---------                     --------                                 -------

                    INTERMEDIATE MUNICIPAL BOND (continued)

                 GEORGIA (2.2%)
        $400     Georgia State Series D
                    General Obligation
                    6.700% Due 8/1/10 .......................            $463


                 ILLINOIS (9.5%)
        175      Berkeley Illinois
                    Industrial Development
                    Revenue Walgreen
                    Company Project Series A
                    6.250% Due 12/1/98 ......................             177

        240      Chicago Illinois
                    Water Revenue Refunding
                    (AMBAC Insured)
                    5.600% Due 11/1/04 ......................             251

        875      Cook County Illinois School District
                    School District No. 99
                    (FGIC Insured)
                    8.500% Due 12/1/01 ......................           1,010

        100      Cook & DuPage Counties, Illinois
                    Combined School District - B
                    (FGIC Insured)
                    Zero Coupon Due 12/1/05 .................              66

        371      Illinois Health Facilities
                    Authority Revenue Series A
                    (MBIA Insured)
                    7.900% Due 8/15/03 ......................             376

        100      Illinois State
                    General Obligation
                    5.700% Due 6/1/98 .......................             101

                 INDIANA (2.1%)
        410      La Porte Indiana Economic
                    Development Revenue
                    Boise Cascade Corp. Project
                    Escrowed to Maturity
                    7.375% Due 6/1/01 .......................             437

                 IOWA (0.5%)
        100      Iowa Student Loan
                    Liquidity Corporation
                    Student Loan Revenue
                    6.450% Due 3/1/02 .......................             106


Page 22                   See notes to financial statements





WEISS, PECK & GREER MUTUAL FUNDS

SCHEDULES OF INVESTMENTS AT JUNE 30,1997 - UNAUDITED
(continued)


 Principal
  Amount                                                                Value
 (000's)                      Security                                 (000's)
---------                     --------                                 -------

                    INTERMEDIATE MUNICIPAL BOND (continued)


                 KENTUCKY (0.9%)
     $190        Dayton Kentucky Elderly
                    Housing Speers Court
                    (FHA Insured)
                    5.350% Due 9/1/05 .......................            $193

                 MASSACHUSETTS (4.5%)
      250        Massachusetts Bay
                    Transportation Authority
                    General Transportation System
                    5.300% Due 3/1/05 .......................             258

      500        Massachusetts State
                    Consolidated Loan Series D
                    General Obligation
                    5.250% Due 11/1/12 ......................             495

      175        New England Education Loan
                    Marketing Corp. Series E
                    5.000% Due 7/1/99 .......................             177

                 MICHIGAN (2.2%)
      185        Ferris St. College
                    7.500% Due 8/15/03 ......................             197

      240        Michigan State Building Authority
                    Chippewa Correctional Facilities
                    Escrowed to Maturity
                    7.250% Due 10/1/04 ......................             277

                 MINNESOTA (2.4%)
      380        Minnesota State Housing
                    Authority - Single Family
                    Mortgage Revenue
                    8.375% Due 2/1/15 .......................             389

      100        St. Paul Minnesota Port Authority
                    Comercial Development General
                    Revenue Fort Rd Med/Irvine
                    (Assets Guaranty Insured)
                    7.500% Due 9/1/02 .......................             105

                 NEBRASKA (1.4%)
      245        Nebraska Investment Finance
                    Authority Multi Family Revenue
                    Refunding Housing Wycliffe West
                    5.500% Due 12/1/25 ......................             248

      45         Nebraska Investment Finance
                    Authority Single Family
                    Mortgage Series C
                    6.500% Due 9/15/14 ......................              47

 Principal
  Amount                                                                Value
 (000's)                      Security                                 (000's)
---------                     --------                                 -------

                    INTERMEDIATE MUNICIPAL BOND (continued)

                 NEVADA (0.8%)
      $150       Nevada State Muni Bond
                    Bank Project 38-39A
                    Escrowed to Maturity
                    Refunded
                    6.400% Due 7/1/05 .......................            $163

                 NEW JERSEY (5.3%)
       340        Arlington Arms Financing Corp.
                    New Jersey Mortgage Revenue
                    Arlington Arms Apartments
                    (FHA Insured)
                    10.250% Due 3/1/25 ......................             350

       245       Gateway New Jersey Housing
                    Development Corporation
                    Revenue Bond Section 8
                    (FHA Insured)
                    10.500% Due 8/1/25 ......................             253

       500       New Jersey State Educational
                    Facilities Authority Revenue
                    Monmouth University Series C
                    5.000% Due 7/1/02 .......................             496

                 NEW YORK (6.2%)
       100       Hempstead Town New York
                    General Obligation, Series B
                    (AMBAC Insured)
                    6.500% Due 1/1/12 .......................             113

       490       New York City Industrial
                    Development Authority
                    Civil Facility Revenue
                    Greater New York Project
                    5.000% Due 8/1/02 .......................             486

       505       New York State Environmental
                    Facility Corp., Pollution
                    Control Revenue Series B
                    5.300% Due 12/15/10 .....................             507

       210       New York State Medical
                    Care Facilities Finance Agency
                    Revenue (FHA Insured)
                    7.875% Due 2/15/07 ......................             215

                 NORTH CAROLINA (2.8%)
       500       Surry County North Carolina
                    Pollution Control Finance Authority
                    9.250% Due 12/1/02 ......................             583




                       See notes to financial statements                 Page 23



WEISS, PECK & GREER MUTUAL FUNDS

SCHEDULES OF INVESTMENTS AT JUNE 30,1997 - UNAUDITED
(continued)


 Principal
  Amount                                                                Value
 (000's)                      Security                                 (000's)
---------                     --------                                 -------

                    INTERMEDIATE MUNICIPAL BOND (continued)

                 OHIO (0.2%)
      $200       Ohio Housing Financing Agency
                    Single Family Mortgage
                    Series 1985A (FGIC Insured)
                    Zero Coupon Due 1/15/15 .................             $33

                 OKLAHOMA (4.3%)
        55       Enid Oklahoma Hospital
                    Authority (St. Mary's Hospital)
                    Escrowed to Maturity
                    8.000% Due 7/1/98 .......................              56

      1,625      Oklahoma County
                    Oklahoma Home Finance
                    Authority Single Family Refunding
                    Refunding Prerefunded
                    Zero Coupon Due 7/1/12 ..................             603

       200       Tulsa Oklahoma Metropolitan
                    Utility Authority Revenue
                    7.000% Due 2/1/03 .......................             222

                 PENNSYLVANIA (3.8%)
        25       Delaware County Pennsylvania
                    General Obligation
                    7.000% Due 12/1/19 ......................              25

        500      Hempfield Pennsylvania
                    School District Refunding
                    6.700% Due 10/15/99 .....................             504

        250      Pennsylvania State Industrial
                    Development Authority
                    (AMBAC Insured)
                    5.800% Due 7/1/09 .......................             266

                 SOUTH CAROLINA (3.8%)
        70       Piedmont Municipal Power Agency
                    South Carolina Electric Revenue
                    Series A Escrowed to Maturity
                    (FGIC Insured)
                    6.125% Due 1/1/07 .......................              77

        430      Piedmont Municipal Power Agency
                    South Carolina Electric Revenue
                    Series A (FGIC Insured)
                    6.125% Due 1/1/07 .......................             467


 Principal
  Amount                                                                Value
 (000's)                      Security                                 (000's)
---------                     --------                                 -------

                    INTERMEDIATE MUNICIPAL BOND (continued)

      $230       Piedmont Municipal Power Agency
                    South Carolina Electric Refunding
                    Escrowed to Maturity
                    (MBIA Insured)
                    6.250% Due 1/1/09 .......................            $254

                 TEXAS (19.9%)
       500       Cypress-Fairbanks Texas
                    General Obligation
                    Independent School District
                    7.300% Due 2/15/07 ......................             591

       540       Dallas Fort Worth Regional
                    Airport Revenue
                    (FGIC Insured)
                    7.750% Due 11/1/01 ......................             607

       500       Deer Park Texas Independent
                    School District School Building
                    6.375% Due 2/15/07 ......................             558

       350       El Paso Texas General Obligation
                    (FGIC Insured)
                    7.000% Due 8/15/06 ......................             403

     1,100       Harris County Texas Flood District
                    General Obligation
                    Zero Coupon Due 10/1/06 .................             613

       100       Garland Texas Independent
                    School District Series A
                    General Obligation
                    Zero Coupon Due 2/15/99 .................             93

        265      Lower Colorado River Authority
                    Prerefunded Revenue
                    6.250% Due 5/1/07 .......................            292

      1,000      San Antonio Texas Electric & Gas
                    5.250% Due 2/1/10 .......................          1,003

                 UTAH (2.1%)
        380      Salt Lake City Utah Water
                    Conservancy District Revenue
                    Refunding Series A
                    Escrowed to Maturity
                    (MBIA Insured)
                    10.875% Due 10/1/02 .....................           442



Page 24                     See notes to financial statements




WEISS, PECK & GREER MUTUAL FUNDS

SCHEDULES OF INVESTMENTS AT JUNE 30,1997 - UNAUDITED
(continued)


 Principal
  Amount                                                                Value
 (000's)                      Security                                 (000's)
---------                     --------                                 -------

                    INTERMEDIATE MUNICIPAL BOND (continued)


                 VIRGINIA (5.0%)
      $500       Brunswick County Virginia
                    Industrial Development Authority
                    Correctional Facilities Lease
                    (MBIA Insured)
                    5.650% Due 7/1/09 .......................            $521

       100       Virginia State Housing
                    Development Authority
                    Multi Family Series A
                    Zero Coupon, Due 11/1/17 ................              18

       500       Virginia State University
                    Virginia Commonwealth
                    University Revenue Series B
                    4.900% Due 5/1/03 .......................             504

                 WASHINGTON (2.9%)
       250       Lynnwood Washington Water &
                  Sewer Revenue Refunding
                    (FGIC Insured)
                    6.000% Due 12/1/07 ......................             270

       300       Washington State Motor Vehicle
                    Tax General Obligation
                    6.200% Due 3/1/08 .......................             331

                 West Virginia (2.6%)
       500       West Virginia School Building
                    Authority (MBIA Insured)
                    7.000% Due 7/1/09 .......................             545

                 WISCONSIN (1.9%)
       385       Menomonee Falls Sewer System
                    Series A (AMBAC Insured)
                    5.800% Due 5/1/03 .......................             406
                                                                       ------
                 TOTAL INVESTMENTS (98.9%)
                    (Cost $20,322) ..........................          20,637

                 OTHER ASSETS IN EXCESS
                    OF LIABILITIES (1.1%) ...................             233
                                                                       ------

                 TOTAL NET ASSETS (100.0%) ..................         $20,870
                                                                      =======


   (a) Interest rate subject to change approximately every 1 to 180 days. Principal payable on demand at periodic intervals at the Fund's option.


 Principal
  Amount                                                                Value
 (000's)                      Security                                 (000's)
---------                     --------                                 -------

                             GOVERNMENT MONEY MARKET


                 U.S. GOVERNMENT AGENCY
                    OBLIGATIONS (84.8%)
                 FEDERAL FARM CREDIT BANK (16.6%)
   $ 6,000       Discount Note Due 7/11/97 ....................       $ 5,991
     5,000       Discount Note Due 8/14/97 ....................         4,967
     5,000       Discount Note Due 8/28/97 ....................         4,957
     5,000       Discount Note Due 9/15/97 ....................         4,943
     3,000       Discount Note Due 9/18/97 ....................         2,964
                                                                       ------
                                                                       23,822
                                                                       ------
                 FEDERAL HOME LOAN BANK (68.2%)
     3,500       Discount Note Due 7/2/97 .....................         3,499
     5,000       Discount Note Due 7/8/97 .....................         4,995
     2,200       Discount Note Due 7/9/97 .....................         2,197
     5,000       Discount Note Due 7/10/97 ....................         4,993
    10,000       Discount Note Due 7/17/97 ....................         9,976
     3,500       Discount Note Due 7/21/97 ....................         3,489
     5,000       Discount Note Due 7/24/97 ....................         4,983
    10,000       Discount Note Due 7/28/97 ....................         9,960
     5,000       Discount Note Due 7/30/97 ....................         4,978
     5,000       Discount Note Due 7/31/97 ....................         4,978
     5,000       Discount Note Due 8/7/97 .....................         4,972
     5,000       Discount Note Due 8/8/97 .....................         4,971
     5,000       Discount Note Due 8/13/97 ....................         4,968
     3,165       Discount Note Due 8/15/97 ....................         3,144
     5,000       Discount Note Due 8/20/97 ....................         4,963
     5,000       Discount Note Due 8/22/97 ....................         4,961
     5,000       Discount Note Due 8/28/97 ....................         4,956
     9,000       Discount Note Due 9/19/97 ....................         8,892
     2,000       Discount Note Due 9/24/97 ....................         1,974
                                                                       ------
                                                                       97,849
                                                                       ------
                 TOTAL U.S. GOVERNMENT AGENCIES
                  (Cost $121,671) .............................       121,671
                                                                      -------
                 REPURCHASE AGREEMENT (15.4%)
    22,209         Citicorp 5.950% Due 7/1/97
                    with a maturity value of $22,213
                    (Collateralized by $22,641
                    US Treasury Note 6.375%
                    Due 5/15/00)
                         (Cost $22,209) .......................        22,209
                                                                      -------

                 TOTAL INVESTMENTS (100.2%)
                    (Cost $143,880) ...........................       143,880

                 LIABILITIES IN EXCESS OF
                    OTHER ASSETS (-0.2%) ......................          (354)
                                                                      -------

                 TOTAL NET ASSETS (100.0%) ....................      $143,526
                                                                     ========



                       See notes to financial statements                Page 25




WEISS, PECK & GREER MUTUAL FUNDS

SCHEDULES OF INVESTMENTS AT JUNE 30, 1997 - UNAUDITED
(continued)


 Principal
  Amount                                                                Value
 (000's)                      Security                                 (000's)
---------                     --------                                 -------

                             TAX FREE MONEY MARKET

                 ALASKA (0.7%)
      $600       Alaska State Housing Finance Corp
                    6.625% Due 12/1/07 (b) ..................            $606

      175        Alaska State Housing Finance Corp
                    6.125% Due 12/1/07 (b) ..................             175

                 ARIZONA (0.5%)
      565        Maricopa County, Arizona
                    Industrial Development Authority
                    Hospital Facility Revenue
                    Samaritan Health
                    12.000% Due 1/1/08 (b) ..................             568

                 CALIFORNIA (0.7%)
      800        Simi Valley California
                    Multifamily Housing Revenue
                    Lincoln Wood Ranch
                    4.150% Due 6/1/10 (a) (e) ...............            800

                 COLORADO (0.8%)
      100        Colorado Housing Finance
                    Multi-Family Housing Revenue
                    (Grant Street Plaza)
                    4.250% Due 11/1/09 (a) (e) ..............            100

      750        Denver Colorado City and County
                    Revenue, Helen Bonfills Theater
                    4.330% Due 1/1/17 (a) (e) ...............            750

                 CONNECTICUT (0.1%)
      100        Connecticut State
                    General Obligation Refunding
                    7.000% Due 7/1/97 .......................            100

                 DELAWARE (4.0%)
    4,100        Delaware Economic
                    Development Authority
                    Multifamily Housing Revenue
                    (School House Trust 1985)
                    4.300% Due 12/1/15 (a) (e) ..............           4,100

      200        Delaware State Series B
                    4.500% Due 7/1/97 .......................             200

                 DISTRICT OF COLUMBIA (0.7%)
      800        District of Columbia Series B
                    General Fund Recovery Bonds
                    4.100% Due 6/1/03 (a) (e) ...............             800


 Principal
  Amount                                                                Value
 (000's)                      Security                                 (000's)
---------                     --------                                 -------

                        TAX FREE MONEY MARKET (continued)

                 FLORIDA (5.1%)
      $700       Broward County Florida
                    4.375% Due 12/1/10 (a) (e) ..............            $700

     1,200       Jacksonville Florida Hospital University
                    Medical Center
                    4.325% Due 2/1/19 (a) (e) ...............           1,200

     2,040       Orange County Florida Industrial
                    Development Revenue Refunding
                    (Orlando-Hawaiian Motel)
                    3.800% Due 10/1/15 (a) (e) ..............           2,040

     1,460       Orange County Florida
                    Multifamily Housing Oakwood Project
                    4.150% Due 10/1/07 (a) (e) ..............           1,461

                 GEORGIA (0.8%)
       875       Dekalb Georgia Multi-Family
                    Housing Revenue Refunding
                    Wood Terrace Apartment Project
                    Series 1985
                    4.200% Due 12/15/15 (a) (e) .............            875

                 HAWAII (0.5%)
       500       Hawaii State Series BZ
                    5.500% Due 10/1/97 ......................            502
                 IDAHO (0.6%)
       675       Nez Perce County Idaho
                    Pollution Control Revenue
                    (Series 1984)
                    4.150% Due 12/1/14 (a) (e) ..............            675

                 ILLINOIS (8.7%)
      1,695      Chicago Illinois Multi-Family Housing
                    Waveland Association Project F
                    4.200% Due 11/1/10 (a) (e) ..............          1,695

        800      Illinois Development Finance
                    Authority Industrial Development
                    Refunding Bond (Dart Container)
                    3.950% Due 8/1/25 (a) (e) ...............            800

        950      Illinois Development Finance
                    Authority Multifamily Revenue
                    (Cobbler Square Project)
                    4.600% Due 10/1/05 (a) (e) ..............            950


Page 26                    See notes to financial statements



WEISS, PECK & GREER MUTUAL FUNDS

SCHEDULES OF INVESTMENTS AT JUNE 30, 1997 - UNAUDITED
(continued)


 Principal
  Amount                                                                Value
 (000's)                      Security                                 (000's)
---------                     --------                                 -------

                        TAX FREE MONEY MARKET (continued)

    $3,550       St. Clair County Illinois Industrial
                    Development Board
                    (Winchester Apartments Project
                    Series 94)
                    4.625% Due 10/1/15 (a) (e) ..............          $3,550

     2,300       Troy Grove Illinois Refunding
                    (Unimin Corp.)
                    5.015% Due 5/1/10 (a) (f) ...............           2,300

                 INDIANA (4.0%)
     1,000          Crawfordsville Indiana Community
                    School CorpTax Anticipation Warrants
                    4.250% Due 12/31/97 .....................           1,001

       720       GAF Tax-Exempt Bond Grantor
                    Trust Series A
                    4.150% Due 4/1/08 (a) (e) ...............             720

     1,000       Indianapolis Indiana
                    Economic Development
                    (Joint & Clutch Series 1984)
                    3.995% Due 12/1/14 (a) (f) ..............           1,000

     1,500       Middlebury Indiana Community Schools
                    Tax Anticipation Warrants
                    4.090% Due 12/31/97 .....................           1,501

                 IOWA (0.2%)
       230       Iowa Higher Education
                    Loan Authority Revenue
                    (Drake University Series A)
                    6.440% Due 12/1/97 ......................             233

                 KANSAS (1.9%)
      2,000      Salina Kansas Central Mall
                    (Salina Central Mall Dillard)
                    4.375% Due 12/1/04 (a) (e) ..............           2,000

                 KENTUCKY (4.6%)
      1,880      Boone County Kentucky
                    Economic Development Revenue
                    (Florence Park Care Center)
                    4.100% Due 6/1/15 (a) (e) ...............           1,880

        850      Boone County Kentucky Industrial
                    Development Bond Revenue
                    (Jamike/Hemmer Project)
                    3.850% Due 2/1/06 (a) (e) ...............             850


 Principal
  Amount                                                                Value
 (000's)                      Security                                 (000's)
---------                     --------                                 -------

                        TAX FREE MONEY MARKET (continued)

       $245      Florence Kentucky Industrial
                    Building Revenue
                    (Florence Commercial Project)
                    4.100% Due 6/1/07 (a) (e) ...............            $245

      1,910      Fort Thomas Kentucky
                    Industrial Buildings Revenue
                    (Carmel Manor Project)
                    3.800% Due 10/1/14 (a) (e) ..............           1,910

                 MICHIGAN (11.8%)
        975      Birmingham Michigan Economic
                    Development Corporation
                    (Brown Street Project 83)
                    4.500% Due 12/1/18 (a) (e) ..............            975

      2,100      Lansing Michigan Economic
                    Development Corp
                    (Atrium Office Building)
                    3.850% Due 5/1/15 (a) (e) ...............          2,100

        905      Leelanau County Michigan
                    Economic Development Corp
                    Revenue (American Community
                    Mutual Insurance Co Project)
                    3.700% Due 6/15/06 (a) ..................            905

       1,065     Livonia Michigan Economic
                    Development Corporation
                    (American Community
                    Mutual Insurance)
                    3.950% Due 11/15/04 (a) (e) .............          1,065

          68      McDonald Tax-Exempt
                    Mortgage Trust #1
                    4.500% Due 1/15/09 (a) (e) ..............            196

         200      Michigan State Job Development
                    Authority Revenue
                    (Kentwood Residence)
                    3.750% Due 11/1/14 (a) (e) ..............            200

         390      Michigan State Strategic Fund
                    Revenue (Tawas Bay
                    Association Project)
                    3.950% Due 12/1/01 (a) (e) ..............            390

         610      Michigan State Strategic Fund
                    Limited Obligation Revenue
                    Refunding (Woodbridge
                    Commercial Properties)
                    3.900% Due 10/15/05 (a) (e) .............            610



                       See notes to financial statements                 Page 27


WEISS, PECK & GREER MUTUAL FUNDS

SCHEDULES OF INVESTMENTS AT JUNE 30, 1997 - UNAUDITED
(continued)


 Principal
  Amount                                                                Value
 (000's)                      Security                                 (000's)
---------                     --------                                 -------

                        TAX FREE MONEY MARKET (continued)

       $350      Northville Township Michigan
                    Thrifty Northville Inc.
                    Economic Development Revenue
                    4.250% Due 5/1/14 (a) (e) ...............            $350

      2,260      Oakland County Michigan Economic
                    Development Corporation
                    (Corners Shopping Center)
                    3.650% Due 8/1/15 (a) (e) ...............           2,260

      3,500      Plainwell Michigan Economic
                    Development Corp
                    (Phillip Morris Inc.)
                    4.625% Due 11/1/07 (a) (e) ..............           3,500

                 MINNESOTA (2.6%)
        500      Golden Valley Minnesota
                    Industrial Development Revenue
                    (Graco Inc Project)
                    4.375% Due 12/1/02 (a) (e) ..............            500

      1,160      Hutchinson Minnesota
                    Economic Development Authority
                    Revenue Refunding
                    3.800% Due 8/15/06 (a) (e) ..............          1,160

      1,149      International Falls Minnesota
                    Economic Development Revenue
                    (Developers Diversified
                    Limited Project)
                    4.330% Due 7/1/06 (a) (e) ...............          1,149

                 MISSISSIPPI (0.5%)
        575      Desoto County Mississippi
                    Industrial Development
                    Revenue (American Soap
                    Company Project)
                    5.015% Due 12/1/08 (a) (f) ..............            575

                 NEVADA (0.5%)
        565      Henderson Nevada Public
                    ImprovementTrust Multifamily
                    Housing Revenue Refunding
                    Pueblo Verde I & II Apartment Project
                    4.250% Due 8/1/26 (a) (e) ...............            565

                 NEW JERSEY (2.2%)
      1,000      New Jersey Economic
                    Development Authority
                    (Genlyte-Union County Proj.)
                    4.600% Due 10/15/09 (a) (e) .............          1,000



 Principal
  Amount                                                                Value
 (000's)                      Security                                 (000's)
---------                     --------                                 -------

                        TAX FREE MONEY MARKET (continued)

       $495      New Jersey Health Care Facilities
                    Finance Authority Revenue - Atlantic
                    City Medical Center Series B
                    8.375% Due 8/1/20 (b) ...................            $516

        865      New Jersey Health Care Facilities
                    Finance Authority Revenue
                    (Bayonne Hospital Series B)
                    9.125% Due 7/1/12 (b) ...................             882

                 NEW YORK (6.0%)
        800      Monroe County New York
                    Industrial Development Revenue Bond
                    Rochester District Heating Cooperative
                    3.700% Due 12/1/00 (a) (e) ..............            800

        865      New York State Job Development
                    Authority 1984
                    Ser C-1 to C-30
                    4.000% Due 3/1/99 (a) (e) ...............            865

        420      New York State Job Development
                    Authority 1984
                    Ser E-1 to E-55
                    4.000% Due 3/1/99 (a) (e) ...............            420

        270      New York State Job Development
                    Authority 1984
                    Ser F-1 to F-17
                    4.000% Due 3/1/99 (a) (e) ...............            270

        400       New York State Job Development
                    Authority Ser C-1 to C-34
                    3.800% Due 3/1/00 (a) (e) ...............            400

        175       New York State Power Authority Revenue
                    and General Purpose Revenue
                    (Series W Refunding)
                    6.200% Due 1/1/98 .......................            177

      1,500       North Hempstead New York
                    Bond Anticipation Notes Series B
                    4.000% Due 1/29/98 ......................          1,500

      2,000      Waterloo New York Central School
                    District Revenue Anticipation Notes
                    4.250% Due 9/30/97 ......................           2,002



Page 28                      See notes to financial statements






WEISS, PECK & GREER MUTUAL FUNDS

SCHEDULES OF INVESTMENTS AT JUNE 30, 1997 - UNAUDITED
(continued)


 Principal
  Amount                                                                Value
 (000's)                      Security                                 (000's)
---------                     --------                                 -------

                        TAX FREE MONEY MARKET (continued)


                 NORTH CAROLINA (0.3%)
       $300      Beaufort North Carolina Industrial Facility
                    Pollution Control Revenue
                    Texas Gulf Inc 1985
                    4.225% Due 12/1/00 (a) (e) ..............            $300

                 OHIO (19.1%)
        255      Brooklyn Ohio Industrial
                    Development Revenue Refunding
                    (Clinton Road Project A)
                    4.050% Due 12/1/00 (a) (e) ..............             255

        725      Buckeye Ohio Tax Exempt
                    Mortgage Bond Trust Series C
                    4.000% Due 2/1/05 (a) (e) ...............             725

        970      Cincinnati & Hamilton County
                    Ohio Port Authority Revenue
                    Refunding (Tri State Building)
                    3.900% Due 9/1/99 (a) (e) ...............             970

        530      Citizens Federal Tax-Exempt
                    Mortgage Bond Trust
                    3.900% Due 9/1/08 (a) (e) ...............             530

        510      Clermont County Ohio Economic
                    Development Revenue
                    (John Q. Hammons Project)
                    4.000% Due 5/1/12 (a) (e) ...............             500

        230      Franklin County Ohio Industrial
                    Development Revenue
                    (GSW Building Association Ltd.)
                    3.700% Due 11/1/15 (a) (e) ..............             230

      1,665      Lakewood Ohio Hospital
                    Revenue (Hospital
                    Improvement Series 1983)
                    4.190% Due 11/1/10 (a) (e) ..............           1,665

        915      McDonald Tax Exempt
                    Mortgage Trust #1
                    4.500% Due 1/15/09 (a) (e) ..............             915

      1,060      Montgomery County Ohio
                    Economic Development Revenue
                    (Wayne Town Association)
                    3.700% Due 10/1/99 (a) (e) ..............           1,060

      1,990      Ohio Company Tax Exempt
                    Mortgage Trust Series 2
                    4.070% Due 6/15/03 (a) ..................           1,990


 Principal
  Amount                                                                Value
 (000's)                      Security                                 (000's)
---------                     --------                                 -------

                        TAX FREE MONEY MARKET (continued)

     $1,320      Riverside Ohio Economic
                    Development Revenue
                    (Riverside Association Project)
                    3.750% Due 9/1/12 (a) (e) ...............          $1,320

        970      Riverside Ohio Economic
                    Development Revenue
                    (Wright Point Association)
                    3.750% Due 9/1/10 (a) (e) ...............             970

      1,945      Stark County Ohio Industrial
                    Development Revenue
                    (Newmarket Parking Ltd.)
                    4.050% Due 11/1/14 (a) (e) ..............           1,945

      2,060      Stark County Ohio Health Care
                    Facilities (Canton Christian
                    Home PJ) Series 90
                    3.650% Due 9/1/15 (a) (e) ...............           2,060

        570      Stark County Ohio Health Care
                    Facility (Canton Christian Home)
                    3.650% Due 9/15/16 (a) (e) ..............             570

        305      Stark County Ohio Industrial
                    Development Revenue
                    (Belpar Professional Building)
                    3.800% Due 10/1/04 (a) (e) ..............             305

        570      Trumbull County Ohio Industrial
                    Development Revenue Refunding
                    (Howland Association Project)
                    4.200% Due 10/1/01 (a) (e) ..............             570

      1,200      Village of Canal Winchester Ohio
                    Bond Anticipation Notes
                    4.500% Due 8/13/97 ......................           1,200

      1,225      Warren Ohio
                    BD Antic Notes
                    4.500% Due 10/15/97 .....................           1,226

      1,360      Willoughby Hills Ohio Industrial
                    Development Revenue
                    (Renaissance Properties Project)
                    3.900% Due 12/15/14 (a)(e) ..............           1,360

                 OKLAHOMA (0.9%)
        920      Creek County Oklahoma Industrial
                    Development Authority
                    (Indiana Glass Project)
                    4.050% Due 12/1/05 (a)(e) ...............             920



                       See notes to financial statements                 Page 29





WEISS, PECK & GREER MUTUAL FUNDS

SCHEDULES OF INVESTMENTS AT JUNE 30, 1997 - UNAUDITED
(continued)


 Principal
  Amount                                                                Value
 (000's)                      Security                                 (000's)
---------                     --------                                 -------

                        TAX FREE MONEY MARKET (continued)

                 PENNSYLVANIA (3.3%)
       $125      Bucks County Pennsylvania
                    Industrial Development Authority
                    (Edgecomb Metals Co Project
                    Series 84)
                    4.125% Due10/1/09 (a) (e) ...............            $125

      1,035      Commonwealth Tax-Exempt
                    Mortgage Bond Trust Series A
                    4.100% Due 11/1/05 (a) (e) ..............           1,015

        150      Emmaus Pennsylvania
                    General Authority Revenue
                    4.450% Due 12/1/28 (a) (e) ..............             150

         68      McDonald Tax-Exempt
                    Mortgage Trust #1
                    4.500% Due 1/15/09 (a) ..................             196

      1,700      Pennsylvania State Higher Education
                    Facilities Authority Revenue
                    Carnegie Mellon University
                    Series B
                    4.150% Due 11/1/27 (a) (e) ..............          1,700

        300      Sayre Pennsylvania Health Care
                    Facilities Authority Revenue
                    4.150% Due 12/1/20 (e) ..................            300

                 SOUTH CAROLINA (1.4%)
      1,500      Lexington South Carolina
                    Water and Sewer Revenue BANS
                    4.750% Due 10/1/97 ......................          1,501

                 TENNESSEE (3.8%)
      2,790      Franklin County Tennessee Health
                    & Educational Facilities Revenue
                    (University of the South Sewanee)
                    4.100% Due 9/1/10 (a) (e) ...............          2,790

      1,280      GAF Tax-Exempt Bond Grantor
                    Trust Series A
                    4.150% Due 4/1/08 (a) ...................          1,280

                 TEXAS (5.1%)
        200      Corpus Christi Texas
                    Independent School District
                    6.800% Due 8/15/97 ......................             201

      1,800      Harris County Texas
                    Multifamily Housing Revenue
                    (Country Scape Development)
                    4.500% Due 4/1/07 (a) (e) ...............           1,800

 Principal
  Amount                                                                Value
 (000's)                      Security                                 (000's)
---------                     --------                                 -------

                        TAX FREE MONEY MARKET (continued)

       $800      NCNB Pooled Tax Exempt Trust
                    Certificate of Participation
                    Series 1990-B
                    4.250% Due 11/15/20 (a) (f) .............            $800

      2,650      Waxahachie Texas Industrial
                    Development Authority
                    (Dart Container Project
                    Series 1985)
                    3.825% Due 4/1/06 (a) (f) ...............           2,650

                  UTAH (1.4%)
      1,500       Intermountain Power Agency
                    Utah Power Supply
                    Revenue Refunding Series F
                    6.600% Due 7/1/97 .......................           1,500

                  VIRGINIA (1.7%)
        255         Bristol Virginia
                    Development Authority
                    Industrial Development Revenue
                    (Bristol Health Care Center Inc)
                    3.850% Due 6/1/10 (a) (e) ...............             255

      1,000       Rockingham County Virginia
                    Industrial Development Authority
                    (Merck & Company Inc. Project)
                    4.625% Due 10/1/22 (a) (e) ..............           1,000

        550       Virginia State Housing Development
                    Authority Revenue
                    AHC Service Corp Ser A
                    4.300% Due 9/1/17 (a) (e) ...............             550

                 WASHINGTON (1.4%)
        195      Student Loan Financial Assistance
                    Program 2nd Series
                    4.375% Due 1/1/01 (a) (e) ...............             195

      1,300      Washington State Housing Finance
                    Community Non Profit Housing Revenue
                    Panorama City Project
                    5.600% Due 1/1/27 (a) (e) ...............           1,300

                 WISCONSIN (3.7%)
        750      Kettle Morain Area School District
                    Tax & Revenue Anticipation Notes
                    4.010% Due 8/22/97 ......................             750


Page 30                   See notes to financial statements






WEISS, PECK & GREER MUTUAL FUNDS

SCHEDULES OF INVESTMENTS AT JUNE 30, 1997 - UNAUDITED
(continued)


 Principal
  Amount                                                                Value
 (000's)                      Security                                 (000's)
---------                     --------                                 -------

                        TAX FREE MONEY MARKET (continued)


     $1,000      Maple Dale Indian Hills Wisconsin
                    Area School District
                    Tax & Revenue Anticipation Notes
                    4.190% Due 8/20/97 ......................          $1,000

        500      Tomah Wisconsin
                    Area School District
                    Tax & Revenue Anticipation Notes
                    4.190% Due 9/17/97 ......................             500

      1,000      Watertown Wisconsin Unified School
                    District Tax & Revenue
                    Anticipation Notes
                    4.090% Due 10/20/97 .....................           1,001

 Principal
  Amount                                                                Value
 (000's)                      Security                                 (000's)
---------                     --------                                 -------

                        TAX FREE MONEY MARKET (continued)

       $675      Westby Wisconsin Area School District
                    Tax & Revenue Anticipation Notes
                    3.960% Due 10/30/97 .....................            $675

                 WYOMING (1.1%)
      1,150      Cheyenne County Wyoming
                    Economic Development
                    Revenue Bonds (Holiday Inn)
                    3.800% Due 10/1/10 (a) (e) ..............           1,150
                                                                      -------
                    TOTAL INVESTMENTS (100.7%)
                    (Cost $107,589) .........................         107,589

                  LIABILITIES IN EXCESS OF
                   OTHER ASSETS (-0.7%) .....................            (797)
                                                                      -------
                  TOTAL NET ASSETS (100.0%) .................        $106,792
                                                                      =======

 (a) Interest rate subject to change approximately every 1 to 180 days. Principal payable on demand at periodic intervals at the Fund's option.
 (b)  Prerefunded
 (e)  Coupon fluctuates with remarket value.
 (f) Coupon fluctuates with the Prime Rate (Prime is the rate on corporate loans posted by at least 75% of the nation's 30 largest banks.)


                       See notes to financial statements                 Page 31


WEISS, PECK & GREER MUTUAL FUNDS

STATEMENT OF ASSETS AND LIABILITIES AT JUNE 30, 1997 - (UNAUDITED)


                                                                                          Quanti-
                                                                    Growth and            tative
$ in Thousands                                            Tudor      Income     Growth    Equity     International
--------------                                            -----      ------     ------    ------     -------------

     ASSETS
Investments at value (+) ........................        $174,952   $102,472   $ 63,705   $108,518   $ 13,091
Investments in Repurchase Agreements,at value (+)               0          0      5,041          0          0
Collateral on securities loaned - Note 4 ........          22,000          0     10,736          0          0
Cash and cash equivalents .......................               0          1          1          0        184
Receivable for securities sold ..................             592        256        139      5,474        173
Dividends and interest receivable ...............              96        119         34        127         52
Prepaid expenses ................................              12          7          5          6          2
Other assets ....................................               0          0          0         11          0
                                                          -------    -------     ------    -------     ------
                                                          197,652    102,855     79,661    114,136     13,502
                                                          -------    -------     ------    -------     ------


     LIABILITIES
Covered options written at market (a) ................        422          0        123          0          0
Distributions payable ................................          0        261          0          0          0
Payable to custodian bank ............................          0          0          0          0          0
Payable upon return of securities loaned - Note 4 ....     22,000          0     10,736          0          0
Payable for investment securities purchased ..........      2,172        200        520      6,412        181
Payable for Fund shares redeemed .....................         39          5          0          0          0
Unrealized depreciation on forward currency contracts           0          0          0          0          3
Accrued investment advisory fee payable - Note 5 .....        126         61         40         66         16
Accrued administration fee payable - Note 5 ..........          7          5          4          4          0
Payable for variation margin .........................          0          0          0          3          0
Accrued expenses .....................................         64         30         27         44         34
                                                           ------        ---     ------      -----        ---
                                                           24,830        562     11,450      6,529        234
                                                           ------        ---     ------      -----        ---
        NET ASSETS ...................................   $172,822   $102,293   $ 68,211   $107,607   $ 13,268
                                                         ========   ========   ========   ========   ========
NET ASSETS REPRESENTED BY:
Shares of beneficial interest, at par ................      2,448      2,895          1         16         12
Paid-in surplus ......................................    119,207     58,305     57,791     72,655     11,196
Accumulated undistributed net investment income/
        (distributions in excess of net investment income    (849)        83       (207)       904        (30)
Undistributed realized gains on investments,
        futures, options and currencies/(Distributions
        in excess of realized gains on investments,
        futures, options and currencies) .............     10,147      4,957        127     10,377        206
Net unrealized appreciation on investments,
        futures, options and currencies ..............     41,869     36,053     10,499     23,655      1,884
                                                          -------     ------     ------     ------      -----
NET ASSETS APPLIED TO OUTSTANDING SHARES .............    172,822    102,293     68,211    107,607     13,268
                                                          -------    -------     ------    -------     ------
CAPITAL SHARES (AUTHORIZED SHARES UNLIMITED)
Outstanding ..........................................      7,350      2,895        568     15,742      1,172
                                                         =========  ========   ========   ========   ========
Par Value ............................................   $ .33 1/3  $   1.00   $  0.001   $  0.001   $   0.01
                                                         =========  ========   ========   ========   ========
Net asset value per share ............................   $  23.51   $  35.34   $ 120.00   $   6.84   $  11.32
                                                         ========   ========   ========   ========   ========
(+) Investments at cost ..............................    133,155     66,418     58,281     84,856     11,203
UNREALIZED APPRECIATION/(DEPRECIATION): *
        Gross appreciation ...........................     50,596     36,211     16,541     24,158      2,184
        Gross depreciation ...........................     (8,727)      (158)    (6,042)      (503)      (300)
                                                           ------     ------     ------     ------      -----
NET UNREALIZED APPRECIATION ..........................     41,869     36,053     10,499     23,655      1,884
                                                           ======     ======     ======     ======      =====



Page 32                   See notes to financial statements


                                                                     Inter-
                                                                    mediate
                                                       Government   Municipal  Government    Tax Free
                                                       Securities     Bond    Money Market   Money Market
                                                       ----------     ----   ------------   ------------
          ASSETS
Investments at value (+) ........................        $117,255   $ 20,637   $121,671      $107,589
Investments in Repurchase Agreements,at value (+)               0          0     22,209             0
Collateral on securities loaned - Note 4 ........          29,540          0          0             0
Cash and cash equivalents .......................             305          0          1             0
Receivable for securities sold ..................           6,148          0          0             0
Receivable for Fund shares sold .................               0          0          0             0
Dividends and interest receivable ...............           1,155        314          4         1,058
Prepaid expenses ................................              11          1          8             8
Other assets ....................................               0         16          0             0
                                                        ---------    -------    -------      --------
                                                          154,414     20,968    143,893       108,655
                                                        ---------    -------    -------      --------
          LIABILITIES
Covered options written at market (a) ................          9          0          0             0
Distributions payable ................................        537         75        254           142
Payable to custodian bank ............................          0          0          0            91
Payable upon return of securities loaned - Note 4 ....     29,540          0          0             0
Payable for investment securities purchased ..........      6,115          0          0         1,527
Payable for Fund shares redeemed .....................          0          0          0             0
Unrealized depreciation on forward currency contracts           0          0          0             0
Accrued investment advisory fee payable - Note 5 .....         58          3         60            48
Accrued administration fee payable - Note 5 ..........          5          0          5             4
Payable for variation margin .........................          0          0          0             0
Accrued expenses .....................................         58         20         48            51
                                                         --------     -------    -------     --------
                                                           36,322         98        367         1,863
                                                         --------     -------    -------     --------
        NET ASSETS ...................................   $118,092   $ 20,870   $143,526      $106,792
                                                         ========     =======    ========     =======

NET ASSETS REPRESENTED BY:
Shares of beneficial interest, at par ................         13           2       144           107
Paid-in surplus ......................................    159,573      20,704   145,396       106,723
Accumulated undistributed net investment income/
        (distributions in excess of net investment inc         28           1         0           (20)
Undistributed realized gains on investments,
        futures, options and currencies/(Distributions
        in excess of realized gains on investments,
        futures, options and currencies) .............    (42,081)       (152)     (2,014)        (18)
Net unrealized appreciation on investments,
        futures, options and currencies ..............        559         315           0           0
                                                         --------     -------    --------     -------
NET ASSETS APPLIED TO OUTSTANDING SHARES .............    118,092      20,870     143,526     106,792
                                                         ========     =======    ========     =======
CAPITAL SHARES (AUTHORIZED SHARES UNLIMITED)
Outstanding ..........................................     12,872       2,047     143,800     106,833
                                                         ========     =======    ========     =======
Par Value ............................................   $  0.001    $  0.001    $  0.001    $  0.001
                                                         ========     =======    ========     =======
Net asset value per share ............................   $   9.17    $  10.20    $   1.00    $   1.00
                                                         ========     =======    ========     =======
(+) Investments at cost ..............................    116,710      20,322     143,880     107,589
UNREALIZED APPRECIATION/(DEPRECIATION): *
        Gross appreciation ...........................        693         332           0           0
        Gross depreciation ...........................       (134)        (17)          0           0
                                                        ---------     -------     -------     -------
NET UNREALIZED APPRECIATION ..........................        559         315           0           0
                                                         ========     =======    ========     =======



 * Based on cost of securities for Federal Income tax purposes which does not differ from book cost.
 (a)  Premiums received: Tudor $494, Growth $157.


                       See notes to financial statements                 Page 33


WEISS, PECK & GREER MUTUAL FUNDS

STATEMENTS OF OPERATIONS FOR SIX MONTHS ENDED JUNE 30,1997 - (UNAUDITED)




                                                                                 Growth and           Quantitative
$ in Thousands                                                         Tudor       Income     Growth     Equity     International
--------------                                                         -----       ------     ------     ------     -------------

INVESTMENT INCOME:
Dividends .......................................................   $    279    $    859    $    105    $  1,065    $    129
Interest ........................................................        154          90          87          34           6
Income from securities loaned - Note 4 ..........................         21           0          10           0           0
Class action litigation settlement ..............................        110           0         129           0           0
Other ...........................................................          0           6           0           3           0
                                                                     -------     -------      ------     -------     -------
                                                                         564         955         331       1,102         135
                                                                     -------     -------      ------     -------     -------

EXPENSES:
Investment advisory fee - Note 5 ................................        756         335         230         382          32
Transfer agent fees and expenses ................................        109          37          13          32          20
Administration fees - Note 5 ....................................         53          35          12          15           0
Custodian fees and expenses .....................................         39           5          13          17          10
Fund accounting fees and expenses ...............................         36          19          14          24          15
Professional fees ...............................................         30          22          23          23          24
Trustees' fees and expenses .....................................         11          11          12          12          11
Registration fees ...............................................          7           0           8           6           7
Shareholders' reports ...........................................          5           3           6           8           3
Amortization of organization costs ..............................          0           0           0          10           0
Other expenses ..................................................         10           6           3           7           3
                                                                     -------     -------      ------     -------     -------
                                                                       1,056         473         334         536         125
Less fees waived by adviser .....................................          0           0           0           0           0
Less reimbursement by adviser ...................................          0           0           0           0           0
Less expenses paid indirectly - Note 7 ..........................         (1)         (1)         (1)         (2)         (1)
                                                                     -------     -------      ------     -------     -------
                                                                       1,055         472         333         534         124
                                                                     -------     -------      ------     -------     -------
NET INVESTMENT INCOME/(LOSS) ....................................       (491)        483          (2)        568          11
                                                                     -------     -------      ------     -------     -------

REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS,
        FUTURES, OPTIONS AND CURRENCIES:
        Net realized gain/(loss) on investmen futures and options      7,934       4,318      (1,022)      7,509          19
        Net realized gain/(loss) on currencies ..................         (7)          0)         (2)          0)        (99)
        Change in unrealized appreciation/(depreciation) on
                investments, futures and options ................     (5,955)     12,913       2,245       7,287       1,286
        Change in unrealized appreciation/(depreciation) on
                currencies ......................................          0)          0           0           0          (6)
                                                                     -------     -------      ------     -------     -------
NET GAIN/(LOSS) ON INVESTMENTS, FUTURES, OPTIONS AND
        CURRENCIES ..............................................      1,972      17,231       1,221      14,796       1,200
                                                                     -------     -------      ------     -------     -------

NET INCREASE IN NET ASSETS
        RESULTING FROM OPERATIONS ...............................   $  1,481    $ 17,714    $  1,219    $ 15,364    $  1,211
                                                                    ========    ========    ========    ========    ========


Page 34                     See notes to financial statements


                                                                               Intermediate
                                                                  Government   Municipal   Government    Tax Free
$ in Thousands                                                    Securities    Bond      Money Market   Money Market
                                                                   ----------   ----      ------------   ------------
INVESTMENT INCOME:
Dividends .......................................................   $      0    $      0    $      0    $      0
Interest ........................................................      3,823         508       3,720       2,695
Income from securities loaned - Note 4 ..........................          0           0           0           0
Class action litigation settlement ..............................          0           0           0           0
Other ...........................................................          0           0           0          21
                                                                       3,823         508       3,720       2,716

EXPENSES:
Investment advisory fee - Note 5 ................................        352          38         343         352
Transfer agent fees and expenses ................................         27          13          86          43
Administration fees - Note 5 ....................................         21           0          37          23
Custodian fees and expenses .....................................         14           0          12          12
Fund accounting fees and expenses ...............................         23           9          26          33
Professional fees ...............................................         27          14          28          20
Trustees' fees and expenses .....................................         13          11          11          14
Registration fees ...............................................         11          12          12          13
Shareholders' reports ...........................................          7           4           6           7
Amortization of organization costs ..............................          0           6           0           0
Other expenses ..................................................          7           2           6           6
                                                                         502         109         567         523
Less fees waived by adviser .....................................          0         (25)          0           0
Less reimbursement by adviser ...................................          0          (4)          0           0
Less expenses paid indirectly - Note 7 ..........................         (1)         (1)         (4)         (4)
                                                                         501          79         563         519
NET INVESTMENT INCOME/(LOSS) ....................................      3,322         429       3,157       2,197

REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS,
        FUTURES, OPTIONS AND CURRENCIES:
        Net realized gain/(loss) on investmen futures and options       (561)        (10)          0)         (3)
        Net realized gain/(loss) on currencies ..................          0           0           0           0
        Change in unrealized appreciation/(depreciation) on
                investments, futures and options ................          0         136           0           0
        Change in unrealized appreciation/(depreciation) on
                currencies ......................................        372           0           0           0
NET GAIN/(LOSS) ON INVESTMENTS, FUTURES, OPTIONS AND
        CURRENCIES ..............................................       (189)        126           0          (3)

NET INCREASE IN NET ASSETS
        RESULTING FROM OPERATIONS ...............................   $  3,133    $    555    $  3,157    $  2,194
                                                                    ========    ========    ========    ========



                       See notes to financial statements                Page 35

WEISS, PECK & GREER

STATEMENT OF CHANGES IN NET ASSETS

                                                                                          GROWTH AND
                                                              TUDOR                         INCOME                 GROWTH
                                                              -----                         ------                 ------

                                                         SIX                         SIX                      SIX
                                                        MONTHS       YEAR           MONTHS        YEAR        MONTHS        YEAR
$ IN THOUSANDS                                          ENDED        ENDED          ENDED         ENDED       ENDED         ENDED
                                                       6/30/97*     12/31/96       6/30/97*      12/31/96    6/30/97*     12/31/96
                                                       --------     --------       --------      --------    --------     --------

OPERATIONS:
Net investment income/(loss) ......................     ($  491)   ($  1,042)      $    483      $   1,107     ($  2)      ($  43)
Net realized gain/(loss) on
        investments, futures,
        options, and currencies ...................       7,927       30,159          4,318          7,405      (1,024)     13,594
Change in unrealize
        appreciation/(depreciation)
        on investments, futures,
        options and currencies ....................      (5,955)       1,416         12,913          7,840       2,245      (2,903)
                                                        --------------------             -----------------       ------------------
NET INCREASE IN NET ASSETS
        RESULTING FROM OPERATIONS .................       1,481       30,533         17,714         16,352       1,219       10,648

DISTRIBUTIONS TO SHAREHOLDERS:
        From net investment income ................           0            0           (607)        (1,001)          0           0
        From capital gains ........................           0      (27,250)             0         (6,957)          0      (13,157)
                                                        --------------------            ------------------       ------------------
NET DECREASE DUE TO
        DISTRIBUTIONS .............................           0      (27,250)          (607)        (7,958)          0      (13,157)
                                                        --------------------            ------------------       ------------------

TRANSACTIONS IN SHARES
        BENEFICIAL INTEREST:
Received on issuance
        Shares sold ...............................     174,962      157,573          6,983         10,378     107,213      120,071
        Distributions reinvested ..................           0       24,493            298          7,047           0       12,286
        Shares redeemed ...........................    (184,991)    (169,513)        (5,032)       (10,239)   (103,060)    (127,462)
                                                       ---------------------          --------------------    ---------------------
NET INCREASE/(DECREASE)
        CAPITAL SHARE TRANSACTIONS ................     (10,029)      12,553          2,249          7,186       4,153        4,895
                                                       ---------------------          --------------------     --------------------

TOTAL INCREASE/(DECREASE)
        IN NET ASSETS .............................      (8,548)      15,836         19,356         15,580        5,372       2,386

NET ASSETS:
Beginning of year .................................     181,370      165,534         82,937         67,357       62,839      60,453
                                                       --------------------             -----------------        -------------------
End of period + ...................................  $  172,822    $ 181,370    $   102,293    $    82,937    $  68,211     $62,839
                                                       ====================             =================        ==================

+ Includes undistributed net
investment income .................................        (849)        (358)            83)           207)        (207)       (205)
                                                       ====================             ==================       ==================

Transactions in shares of the funds (in thousands):
        Sold ......................................       7,937        6,124            219            366          953         861
        Reinvestment of distributions .............           0        1,057             10            238            0         104
        Redeemed ..................................      (8,378)      (6,604)          (163)          (364)        (915)       (918)
                                                        --------------------             -----------------       -------------------
Net increase/(decrease) ...........................        (441)         577             66            240             38        47
                                                       ====================             ==================       ==================

* Unaudited

Page 36                     See notes to financial statements

                                                           QUANTITATIVE                                            GOVERNMENT
                                                              EQUITY                    INTERNATIONAL              SECURITIES
                                                              ------                    -------------              ----------

                                                         SIX                         SIX                      SIX
                                                        MONTHS       YEAR           MONTHS        YEAR        MONTHS        YEAR
$ IN THOUSANDS                                          ENDED        ENDED          ENDED         ENDED       ENDED         ENDED
                                                       6/30/97*     12/31/96       6/30/97*      12/31/96    6/30/97*     12/31/96
                                                       --------     --------       --------      --------    --------     --------

OPERATIONS:
Net investment income/(loss) ......................   $    568    $   2,219         $   11       $    41      $ 3,322      $  8,454
Net realized gain/(loss) on
        investments, futures,
        options, and currencies ...................      7,509       29,051            (80)        1,469         (561)       (1,080)
Change in unrealize
        appreciation/(depreciation)
        on investments, futures,
        options and currencies ....................      7,287       (5,583)          1,280         (887)         372        (2,578)
NET INCREASE IN NET ASSETS
                                                       --------------------           ------------------        -------------------
        RESULTING FROM OPERATIONS .................     15,364       25,687           1,211          623        3,133         4,796

DISTRIBUTIONS TO SHAREHOLDERS:
        From net investment income ................          0       (1,873)              0          (44)      (3,302)       (8,400)
        From capital gains ........................          0      (26,218)              0       (1,393)           0             0
                                                       --------------------           -------------------       --------------------
NET DECREASE DUE TO
        DISTRIBUTIONS .............................          0      (28,091)              0       (1,437)      (3,302)       (8,400)
                                                       --------------------           -------------------       --------------------

TRANSACTIONS IN SHARES
        BENEFICIAL INTEREST:
Received on issuance
        Shares sold ...............................      6,210       40,334             831        2,535        6,875         8,570
        Distributions reinvested ..................          0       25,939               0        1,284        1,852         5,278
        Shares redeemed ...........................    (16,417)     (94,620)         (1,935)      (4,038)     (11,270)      (61,018)
                                                       --------------------           -------------------      ---------------------
NET INCREASE/(DECREASE)
        CAPITAL SHARE TRANSACTIONS ................    (10,207)     (28,347)         (1,104)        (219)      (2,543)      (47,170)
                                                       --------------------           -------------------      ---------------------

TOTAL INCREASE/(DECREASE)
        IN NET ASSETS .............................      5,157      (30,751)            107       (1,033)      (2,712)      (50,774)

NET ASSETS:
Beginning of year .................................    102,450      133,201           13,161      14,194       120,804      171,578
                                                       --------------------           -------------------      ---------------------
End of period + ................................... $  107,607   $  102,450         $ 13,268     $13,161      $118,092    $ 120,804
                                                       ====================           ===================      ====================

+ Includes undistributed net
investment income .................................        904         336               (30)        (41)           28            8
                                                        ===================             =================        ==================

Transactions in shares of the funds (in thousands):
        Sold ......................................      1,015        5,658               81         224           754          929
        Reinvestment of distributions .............          0        4,345                0         124           203          575
        Redeemed ..................................     (2,679)     (12,053)            (188)       (358)       (1,234)      (6,638)
                                                        -------------------             -----------------        -------------------
Net increase/(decrease) ...........................     (1,664)      (2,050)            (107)        (10)         (277)      (5,134)
                                                        ===================             =================        ==================


* Unaudited

                                                          INTERMEDIATE
                                                            MUNICIPAL                     GOVERNMENT                   TAX FREE
                                                              BOND                        MONEY MARKET                MONEY MARKET
                                                              ----                        ------------                ------------

                                                         SIX                         SIX                      SIX
                                                        MONTHS       YEAR           MONTHS        YEAR        MONTHS        YEAR
$ IN THOUSANDS                                          ENDED        ENDED          ENDED         ENDED       ENDED         ENDED
                                                       6/30/97*     12/31/96       6/30/97*      12/31/96    6/30/97*     12/31/96
                                                       --------     --------       --------      --------    --------     --------


OPERATIONS:
Net investment income/(loss) ......................   $     429    $     657        $ 3,157      $  6,130    $  2,197    $   3,940
Net realized gain/(loss) on
        investments, futures,
        options, and currencies ...................         (10)           5              0             7         (3)          (3)
Change in unrealize
        appreciation/(depreciation)
        on investments, futures,
        options and currencies ....................         136          (46)              0            0           0           0
                                                       ---------------------        ---------------------      --------------------
NET INCREASE IN NET ASSETS
        RESULTING FROM OPERATIONS .................         555          616           3,157        6,137       2,194        3,937

DISTRIBUTIONS TO SHAREHOLDERS:
        From net investment income ................        (429)        (657)         (3,157)      (6,132)     (2,217)      (3,940)
        From capital gains ........................           0            0               0            0           0            0
                                                       ---------------------        ---------------------      --------------------
NET DECREASE DUE TO
        DISTRIBUTIONS .............................        (429)        (657)         (3,157)      (6,132)     (2,217)      (3,940)
                                                       ---------------------        ---------------------      --------------------

TRANSACTIONS IN SHARES
        BENEFICIAL INTEREST:
Received on issuance
        Shares sold ...............................       8,312         6,115         715,811    1,206,518     511,547    1,110,592
        Distributions reinvested ..................         225           473           2,795        6,163       2,007        3,991
        Shares redeemed ...........................      (3,007)       (4,063)       (727,866)  (1,191,110)   (524,162)  (1,118,911)
                                                       ----------------------        ---------------------      --------------------
NET INCREASE/(DECREASE)
        CAPITAL SHARE TRANSACTIONS ................       5,530         2,525          (9,260)      21,571     (10,608)      (4,328)
                                                       ----------------------        ---------------------      --------------------

TOTAL INCREASE/(DECREASE)
        IN NET ASSETS .............................       5,656         2,484          (9,260)      21,576     (10,631)      (4,331)

NET ASSETS:
Beginning of year .................................      15,214        12,730         152,786      131,210      117,423     121,754
                                                       ----------------------        ---------------------      --------------------
End of period + ...................................   $  20,870    $   15,214       $ 143,526    $ 152,786    $ 106,792   $ 117,423
                                                       ======================        =====================      ====================
+ Includes undistributed net
investment income .................................           1             1               0            0          (20)          0
                                                       ======================        =====================      ====================

Transactions in shares of the funds (in thousands):
        Sold ......................................         822           607         715,808    1,206,516      511,550   1,110,592
        Reinvestment of distributions .............          22            47           2,795        6,163        2,007       3,991
        Redeemed ..................................        (297)         (402)       (727,866)  (1,191,110)    (524,162) (1,118,911)
                                                       ----------------------        ---------------------      --------------------
Net increase/(decrease) ...........................         547           252          (9,263)      21,569      (10,605)     (4,328)
                                                       ======================        =====================      ====================


* Unaudited


                       See notes to financial statements                 Page 37

WEISS, PECK & GREER MUTUAL FUNDS

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

1 - ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION
   The following are open-end management investment companies registered under the Investment Company Act of 1940 (the "Act"):
     WPG Tudor Fund ("Tudor")
     WPG Growth and Income Fund ("Growth and Income")
     WPG Growth Fund ("Growth")
     Weiss,  Peck & Greer  Funds Trust ("WPG Funds Trust")
          WPG Quantitative Equity Fund ("Quantitative Equity")
          WPG Government Securities Fund ("Government Securities")
          WPG Intermediate  Municipal Bond Fund ("Municipal  Bond")
          WPG Government Money Market Fund ("Government  Money  Market")
          WPG Tax Free Money Market Fund ("Tax Free Money Market")
     Weiss, Peck & Greer International Fund ("International")

   Each fund is diversified.

   Government Money Market and Tax Free Money Market are money market funds that seek to maintain continuous net asset values of $1.00. The following is a summary of the significant accounting policies and other information.

PORTFOLIO VALUATION
   Common Stock - Securities listed or admitted to trading on a national securities exchange, including options, are valued at the last sale price, on such exchange, as of the close of regular trading on the New York Stock
   Exchange ("NYSE") on the day the net asset value calculation is made. Unlisted securities and listed securities for which there are no sales reported on the valuation date are valued at the mean between the most recent bid and ask prices.

   Bonds - Bonds and other fixed income securities (other than short-term obligations but including listed issues) are valued by a pricing service which utilizes both dealer-supplied valuations and electronic data processing techniques which take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, without exclusive reliance upon quoted prices, exchange or over-the-counter prices, when such valuations are believed to reflect the market value of such securities.

   Money Market Securities - Investments are valued at amortized cost, which has been determined by the Funds' Board of Trustees to represent the fair value of the Funds' investments.

   Foreign Securities - Securities listed or admitted to trading on an international securities exchange, including options, are valued at the last sale price, at the close of the primary international exchange on the day the net asset value calculation is made. Unlisted securities and listed securities for which there are no sales reported on the valuation date are valued at the mean between the most recent bid and ask prices.

   Other Securities - Other securities and assets for which market quotations are not readily available are valued at their fair value as determined, in good faith, by the Funds' Valuation Committee as authorized by the Funds' Board of Trustees.

SECURITIES TRANSACTIONS AND INVESTMENT INCOME
   Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded utilizing the specific identification method. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Discounts on fixed income securities are accreted to interest income over the life of the security or until an applicable call date if sooner, with a corresponding increase in cost basis; premiums are amortized on municipal securities only, with a corresponding decrease in cost basis.

WEISS, PECK & GREER MUTUAL FUNDS

FEDERAL INCOME TAXES
   The Funds intend to comply with the requirements of the Internal Revenue Code that pertain to regulated investment companies and to distribute all of their taxable income to their shareholders. No federal income tax or excise tax provision is required. As of December 31, 1996, the following funds had capital loss carryforwards:

        (in thousands)
                                                       Year of Expiration
                                                       ------------------
Fund                                       2001       2002       2003       2004
----                                       ----       ----       ----       ----
Government Securities                       --       20,373     20,113     1,028
Municipal Bond                              --          134          8       --
Government Money Market                     --        2,015         --       --
Tax Free Money Market                       11          --           1         1


DISTRIBUTION TO SHAREHOLDERS
   Dividends from Net Investment Income - Distributions are recorded on the ex-dividend date. Dividends from net investment income are declared and paid annually when available for the Tudor, Growth, Quantitative Equity and International Funds and quarterly for Growth & Income. Dividends from net investment income are declared daily and paid monthly for Government Securities, Municipal Bond, Government Money Market and Tax Free Money Market.

   Distributions from Capital Gains - Distributions from capital gains are declared by December 31 of the year in which they are earned and are paid by January 31 of the following year. To the extent that net realized capital gains can be offset by capital loss carryforwards, if any, it is the policy of the Fund not to distribute such gains.

   The character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are due to differing treatments for items such as mortgage backed securities, net operating losses, deferral of wash sales losses, options and futures, and post October losses.

ORGANIZATION EXPENSES
   Organizational and initial offering expenses of approximately $97,000 and $77,000 for the Quantitative Equity Fund and the Intermediate Municipal Bond Fund, respectively, were deferred and are being amortized on a straight-line basis over a sixty-month period.

REPURCHASE AGREEMENTS (TUDOR, GROWTH, GOVERNMENT SECURITIES,
 GOVERNMENT MONEY MARKET)
   It is each Fund's policy to take possession of securities or other assets purchased under agreements to resell. The securities purchased under agreements to resell are marked to market every business day to ensure that the value of the "collateral" is at least equal to the value of the loan, including the accrued interest earned thereon, plus sufficient additional market value as is considered necessary to provide a margin of safety.

FUTURES (TUDOR, GROWTH, QUANTITATIVE EQUITY, INTERNATIONAL, GOVERNMENT
  SECURITIES)
   A futures contract is an agreement between two parties to buy and sell a security at a set price on a future date. Upon entering into such a contract, a Fund is required to pledge to the broker an amount of cash and/or securities equal to the minimum "initial margin" requirements of the exchange. Pursuant to the contract, the Fund agrees to receive from, or pay to the broker, an amount of cash equal to the daily fluctuation in value of the contract. Such a receipt or payment is known as a "variation margin" and is recorded by each Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The Fund is also required to fully collateralize futures contracts purchased. The Fund only enters into futures contracts which are traded on exchanges.

WEISS, PECK & GREER MUTUAL FUNDS

OPTIONS  WRITING  (TUDOR,  GROWTH & INCOME, GROWTH, QUANTITATIVE EQUITY,
 INTERNATIONAL, GOVERNMENT SECURITIES)
   A Fund may write covered options to protect against adverse movements in the price of securities in the investment portfolio. When a Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from writing options which expire unexercised are recorded by the Fund on the expiration date as realized gains from options transactions. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call is exercised, the premium is added to the proceeds from the sale of the underlying securities or currencies in determining whether the Fund has realized a gain or loss. If a put is exercised, the premium reduces the cost basis of the securities or currencies purchased by the Fund. In writing an option, the Fund bears the market risk of an unfavorable change in the price of the security underlying the written option. Exercise of an option written by the Fund could result in the selling or buying of a security or currency at a price different from the current market value. The Fund only enters into options which are traded on exchanges except for Tudor and Growth which can enter into non-exchange options with counterparties as authorized by the Board of Trustees.

FOREIGN SECURITIES (TUDOR, GROWTH AND INCOME, GROWTH, INTERNATIONAL)
   Certain risks result from investing in foreign securities in addition to the usual risks inherent in domestic investments. Such risks include future political, economic and currency exchange developments including investment restrictions and changes in foreign laws.

FORWARD CURRENCY CONTRACTS (TUDOR, GROWTH AND INCOME, GROWTH, INTERNATIONAL)
   A Fund may enter into forward contracts. Such contracts may be utilized in connection with planned purchases or sales of securities or to hedge the U.S. dollar value of portfolios denominated in foreign currencies. Fluctuations in the value of the forward contracts are recorded for book purposes as unrealized gains or losses by the Fund. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of the foreign currency relative to the U.S. dollar. Upon entering into such a contract, the Fund is required to segregate assets with its custodian at least equal to the value of the Fund's assets committed to fulfilling the forward currency contract.

FOREIGN CURRENCY TRANSACTIONS (TUDOR, GROWTH AND INCOME, GROWTH, INTERNATIONAL)
   The books and records of each Fund are maintained in United States (U.S.) dollars. Foreign currencies, investments and other assets or liabilities, denominated in foreign currencies, are translated into U.S. dollars at the exchange rates prevailing on the close of trading on the primary foreign market. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

   Reported net realized foreign exchange gains or losses arise from sales and maturities of short term securities, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at year end, resulting from changes in the exchange rate.

WEISS, PECK & GREER MUTUAL FUNDS

USE OF ESTIMATES
   Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ from these amounts.

2 - SECURITIES TRANSACTIONS
   For the six months ended June 30, 1997, sales proceeds, cost of securities purchased, (other than short term investments and options written), total commissions and commissions received by Weiss, Peck & Greer ("WPG"), the Funds' investment adviser or Hill Samuel Investment Management Limited ("HSIM"), the International Fund's sub-adviser, on such transactions were as follows:


                                 Proceeds      Cost of                     Commissions
                                of Securities  Securities   Total          Received by
                                  Sold         Purchased    Commissions    WPG or HSIM
                                 (000's)       (000's)      (000's)         (000's)
                                 -------       -------      -------         -------

Tudor                            $101,757     $ 87,092     $    110       $   45
Growth and Income                  33,096       35,072           60           43
Growth                             26,331       24,729           37           16
Quantitative Equity                57,398       45,282          110          109
International                       5,592        3,889           30            0
Government Securities             154,703      199,193            0            0
Municipal Bond                      2,103        7,454            0            0


OPTIONS WRITING ACTIVITY
For the six months ended June 30, 1997, the number of covered call options written, expired and closed and their related realized gain (loss) were as follows:

                                                                           GOVERNMENT
                                  TUDOR                GROWTH              SECURITIES
                                  -----                ------              ----------
($ in thousands)            Number               Number               Number
                              of      Premiums     of      Premiums   of          Premiums
                           Contracts  Received   Contracts Received   Contracts   Received
                           ---------  --------   ------------------   ---------   --------

Covered Call
Options Written
Contracts Outstanding
December 31, 1996               150   $   39         90     $   21           0      $    0
Contracts Written             5,324    4,238      1,726      1,312       8,000          23
                             ---------------      ----------------       -----------------
                              5,474    4,277      1,816      1,333           8          23
                             ---------------      ----------------       -----------------
Contracts Terminated
Expired                         967    1,183        620        422           0           0
Closed                        3,755    2,600        930        754           0           0
                             ---------------      ----------------       -----------------
Total Contracts terminated    4,722    3,783      1,550      1,176           0           0
                             ---------------      ----------------       -----------------
Contracts Outstanding at
June 30, 1997                   752   $  494        266     $  157       8,000      $   23
                              ==============      ================       =================
Cost of Total Contracts
   Terminated                         $4,472                $1,547                  $    0
                                      ------                ------                  ------
Realized Gain/(Loss)
   on Contracts                         (690)                 (371)                      0
                                      ------                ------                  ------
Aggregate value of collateral         $6,018                $1,913                 $13,488
                                      ------                ------                  ------


WEISS, PECK & GREER MUTUAL FUNDS

3 - INVESTMENTS IN RESTRICTED SECURITIES
Certain of the Funds may from time to time purchase restricted securities. The following are restricted securities and would require registration under the Securities Act of 1933 before they could be offered for public sale in the U.S. Each security is valued under a method approved by the Board of Trustees as reflecting fair value.

                                   Cost  Value Per Unit                  Total Market   Percentage of
                                   Per   at Acquisition  Value Per Unit  Value 6/30/97  Net Assets at
        Fund    Security           Unit      Date         at 6/30/97      (000's)         6/30/97
        ----    --------           ----      ----         ----------      -------         -------

        Tudor   Advanced Promotion
                  Technologies    $100.00    $73.76         $0.07            $1            0.00%
        Tudor   Quality
                  Semiconductor     85.00     79.26         92.12           704            0.41%
        Tudor   Thermoquest         15.00     14.84         14.49           724            0.42%
        Growth  Quality
                  Semiconductor     85.00     79.26         92.12           704            0.41%
        Growth  Thermoquest         15.00     14.84         14.49           724            0.42%


4 - SECURITIES LENDING (TUDOR, GROWTH, GOVERNMENT SECURITIES)
At June 30, 1997, securities valued at $21,124,310,  $10,307,454 and $29,107,270 were on loan to brokers by the Tudor Fund, Growth Fund and Government Fund, respectively. For collateral the Tudor Fund received a letter of credit in an amount equal to $22,000,000, the Growth Fund received U.S. Government Securities in the amount of $10,735,514 and the Government Fund received U.S. Government Securities in the amount of $29,540,450. During the six months ended June 30, 1997, the Tudor Fund, the Growth Fund and the Government Securities Fund earned approximately $19,602, $7,285 and $11,999 net of custodian expenses, respectively.

5 - INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES
WPG serves as the Funds' investment adviser. The advisory fees of each Fund are as follows, and are paid monthly except for the International Fund which is paid quarterly:

        Tudor                    .90% of net assets up to $300 million
                                 .80% of net assets $300 million to $500 million .75% of net assets in excess of $500 million

        Growth and Income        .75% of net assets

        Growth                   .75% of net assets

        Quantitative Equity      .75% of net assets

        International            .50% while net assets  under $15  million
                                 .85% while net assets $15 to $20  million
                                1.00%  while net assets in excess of $20 million

        Government Securities    .60% of net assets up to $300 million
                                 .55% of net assets $300 million to $500 million
                                 .50% of net assets in excess of $500 million

        Municipal Bond           .00% while net assets  under $17  million
                                 .50% while net assets in excess of $17 million

WEISS, PECK & GREER MUTUAL FUNDS

        Government Money Market  .50% of net assets up to $500 million
                &                .45% of net assets $500 million to $1 billion
        Tax Free Money  Market   .40% of net assets $1 billion to $1.5 billion
                                 .35% of net assets in excess of $1.5 billion


Pursuant to authority granted under its Investment Advisory Agreement with the International Fund, WPG has selected Hill Samuel Investment Management Limited ("HSIM"), formerly Lloyds Investment Management Limited, as sub-adviser to the Fund. Pursuant to a sub-advisory agreement, HSIM has overall responsibility for the management of the International Fund's assets invested in non-US securities. Lloyds Investment Management Limited, the parent of HSIM, is a limited partner in the partnership of WPG.

Each Fund has entered into an Administration Agreement with WPG whereby WPG earns a fee based upon a percentage of average daily net assets. The terms of the Administration Agreement were changed effective May 1, 1997. For the period January 1, 1997 through April 30, 1997 the Administration fee schedule was as follows: Tudor 0.07%, Growth and Income 0.09%, Growth 0.02%, Quantitative Equity 0.02%, International 0.06% while assets exceed $25 million, Government Securities 0.03%, Intermediate Municipal Bond 0.12% while assets exceed $50 million, Government Money Market 0.06% and Tax Free 0.03%. On May 1, 1997 the Administration fees changed to the following: Tudor 0.05%, Growth and Income 0.06%, Growth 0.08%, Quantitative Equity 0.05%, International 0.00% while assets are below $25 million and 0.06% while assets exceed $25 million, Government Securities 0.05%, Intermediate Municipal Bond 0.00% while net assets are $50 million and below, and 0.12% while assets exceed $50 million, Government Money Market 0.04% and Tax Free 0.04%.

6 - DISTRIBUTION PLAN (GOVERNMENT SECURITIES)
The Trust has adopted a plan of Distribution (the "Plan") under Section 12 (b) of the 1940 Act and Rule 12b-1 thereunder. The Fund may pay up to 0.25% of its average daily net assets under any one agreement but is limited to an aggregate of 0.05% of its average annual net assets for activities primarily intended to result in the sale of its shares.

For the six months, expenses incurred under the Plan were $221.

Under the terms, the Plan shall remain in effect from year to year, provided such continuance is approved annually by a vote of a majority of those Trustees who are not "interested persons" of the Trust and who have no direct or indirect financial interest in the operation of the plan or in any agreement related to the Plan.

7 - CUSTODIAN FEES
Each Fund has entered into an expense offset agreement with its custodian wherein it receives credit toward the reduction of custodian fees whenever there are uninvested cash balances. For the six months ended June 30, 1997, the Funds' custodian fee and related offset were as follows:

                                          Custodian     Offset
                                            Fee         Credit
                                            ---         ------
        Tudor                              $36,947     $ 1,435
        Growth and Income                    9,605         660
        Growth                              19,019         895
        Quantitative Equity                 12,641       1,577
        International                       12,830         870
        Government Securities               11,355         717
        Intermediate Municipal Bond          2,002         602
        Government Money Market              9,701       3,522
        Tax Free Money Market               11,922       3,901

WEISS, PECK & GREER MUTUAL FUNDS

The Funds could have invested its cash balances elsewhere if it had not agreed to a reduction in fees under the expense offset agreement with its custodian.

8 - RECLASSIFICATION OF CAPITAL ACCOUNTS
In accordance with the adoption of Statement of Position 93-2 "Determination, Disclosure and Financial Statement Presentation of Income, Capital Gain and Return of Capital Distributions by Investment Companies", reclassifications were made to the Funds' capital accounts to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations. Net investment income, net realized gains and net assets were not affected by this change. At December 31, 1996 the amounts reclassified were as follows:


                           Undistributed   Undistributed   Additional
                           Net Investment  Net Realized    Paid-in
                              Income          Gains         Surplus
                              (000's)        (000's)        (000's)
                              -------        -------        -------

Tudor                             87          (21)           (66)
Growth and Income               (104)         146            (36)
Growth                          (366)         412            (46)
Quantitative Equity              (92)          53             39
International                    (55)          55              0
Government Securities            (51)          43              8
Intermediate Municipal Bond      (27)           0             27
Government Money Market            2       (1,737)         1,735

WEISS, PECK & GREER MUTUAL FUNDS
           (for the years ended December 31 except for 1997 which is for FINANCIAL HIGHLIGHTS the six months ended June 30, 1997 and as indicated in the footnotes)



                                   $ PER SHARE

                             Net      Total
                           Realized   Income
          Net       Net      and      From   Dividends Distri-
          Asset    Invest- Unrealized Invest-  From    butions
         Value at   ment   Gains or   ment     Net     From     Total   Contri-
        Beginning  Income (Losses) on Opera- Investment Capital Distri- butions to
        of Period  (Loss)  Securities tions  Income    Gains    butions Capital
        ---------  ------  ----------------  ------    -----    ---------------

TUDOR
1997       23.28   (0.07)    0.30      0.23    0.00     0.00     0.00      0.00
1996       22.95   (0.14)    4.41      4.27    0.00    (3.94)   (3.94)     0.00
1995       19.34   (0.10)    8.03      7.93    0.00    (4.32)   (4.32)     0.00
1994       23.40   (0.13)   (2.14)    (2.27)   0.00    (1.79)   (1.79)     0.00
1993       24.85   (0.22)    3.51      3.29    0.00    (4.74)   (4.74)     0.00
1992       24.76   (0.16)    1.40      1.24    0.00    (1.15)   (1.15)     0.00

GROWTH AND INCOME FUND
1997       29.32    0.14     6.07      6.21   (0.19)    0.00    (0.19)     0.00
1996       26.02    0.24     6.10      6.34   (0.39)   (2.66)   (3.05)     0.00
1995       21.36    0.51     6.44      6.95   (0.53)   (1.76)   (2.29)     0.00
1994       23.34    0.56    (1.83)    (1.27)  (0.62)   (0.09)   (0.71)     0.00
1993       23.89    0.56     1.71      2.27   (0.89)   (1.93)   (2.82)     0.00
1992       24.07    0.45     2.82      3.27   (0.43)   (3.02)   (3.45)     0.00

GROWTH
1997      118.47    0.02     1.51      1.53    0.00     0.00     0.00      0.00
1996      125.17   (0.76)   22.90     22.14    0.00   (28.84)  (28.84)     0.00
1995       94.45   (0.22)   37.70     37.48    0.00    (6.76)   (6.76)     0.00
1994      116.62   (0.29)  (15.96)    (5.92)  (5.92)     0.00   (5.92)    (5.92)
1993      126.68   (0.78)   19.42     18.64    0.00   (28.70)  (28.70)     0.00
1992      132.06   (0.47)    8.24      7.77   (0.02)  (13.13)  (13.15)     0.00

QUANTITATIVE EQUITY FUND
1997        5.89    0.03     0.92      0.95    0.00     0.00     0.00      0.00
1996        6.85    0.16     1.13      1.29   (0.15)   (2.10)   (2.25)     0.00
1995        5.44    0.13     1.70      1.83   (0.12)   (0.30)   (0.42)     0.00
1994        5.58    0.13    (0.11)     0.02   (0.11)   (0.05)   (0.16)     0.00
1993        5.00    0.08     0.62      0.70   (0.08)   (0.04)   (0.12)     0.00

INTERNATIONAL
1997       10.29   0.01      1.02      1.03    0.00     0.00     0.00      0.00
1996       11.01  (0.07)     0.57      0.50   (0.04)   (1.18)   (1.22)     0.00
1995       10.93   0.04      1.15      1.19   (0.15)   (0.96)   (1.11)     0.00
1994       11.72   0.01     (0.75)    (0.74)   0.00    (0.05)   (0.05)     0.00
1993        8.54  (0.02)     3.20      3.18    0.00     0.00     0.00      0.00
1992        9.04   0.07     (0.57)    (0.50)   0.00     0.00     0.00      0.00




                                                  RATIOS



          Net                     Net                                             Average
         Asset                  Assets at     Ratio of     Ratio of               Commiss-
        Value at                 End of       Expenses     Net Income  Portfolio    ion
         End of          Total   Period       To Average   To Average  Turnover     per
         Period         Return  ($000's)      Net Assets   Net Assets   Rate       Share
         ------         ------  --------      ----------   ----------   ----       -----

TUDOR
1997       23.51         0.99%  172,822         1.25%A    (0.58%)A      51.7%   $0.0580
1996       23.28        18.82%  181,369         1.25%     (0.57%)      105.4%    0.0580
1995       22.95        41.18%  165,534         1.30%     (0.47%)      123.1%     N/A
1994       19.34        (9.81%) 144,207         1.28%     (0.62%)      109.1%     N/A
1993       23.40        13.38%  242,067         1.25%     (0.76%)      118.2%     N/A
1992       24.85         5.13%  273,394         1.21%     (0.71%)       88.8%     N/A



GROWTH AND INCOME FUND
1997       35.34        21.33%  102,293         1.06%A     1.08         37.6%   $0.0650
1996       29.32        24.42%   82,937         1.15%      1.50%        75.8%    0.0620
1995       26.02        32.73%   67,357         1.22%      2.10%        79.4%     N/A
1994       21.36        (5.47%)  61,045         1.23%      2.49%        71.9%     N/A
1993       23.34         9.53%   62,714         1.26%      2.15%        86.4%     N/A
1992       23.89        13.80%   49,304         1.34%      1.79%        75.5%     N/A


GROWTH
1997      120.00         1.29%   68,211         1.09%A    (0.01%)A      41.0%  $0.0660
1996      118.47        17.99%   62,839         1.08%     (0.07%)      122.4%   0.0640
1995      125.17        39.72%   60,453         1.07%     (0.21%)      119.0%     N/A
1994       94.45       (14.03%)  87,942         0.95%     (0.27%)       99.3%     N/A
1993      116.62        14.87%  169,302         0.98%     (0.54%)      126.6%     N/A
1992      126.68         6.27%  208,384         0.95%     (0.57%)       84.3%     N/A


QUANTITATIVE EQUITY FUND
1997        6.84        16.13%  107,607         1.05%A     1.12%A       44.5%  $ 0.0490
1996        5.89        18.51%  102,450         0.95%      1.52%        60.8%    0.0340
1995        6.85        33.37%  133,201         1.00%      2.00%        26.1%     N/A
1994        5.44         0.34%   73,484         1.14%      2.36%        46.8%     N/A
1993        5.58        13.90%   46,921         1.32%      2.01%        20.6%     N/A


INTERNATIONAL
1997       11.32        10.01%   13,268         1.95%A     0.18%A       31.1%  $0.0000
1996       10.29         4.64%   13,161         1.71%      0.31%        85.2%   0.0190
1995       11.01        10.92%   14,194         1.74%      0.39%        55.9%    N/A
1994       10.93        (6.32%)  17,102         1.95%      0.12%        69.8%    N/A
1993       11.72        37.24%   15,996         2.12%     (0.13%)       75.9%    N/A
1992        8.54        (5.53%)   8,311         2.28%      0.71%        96.8%    N/A



                       See notes to financial statements
Page 45

WEISS, PECK & GREER MUTUAL FUNDS
           (for the years ended December 31 except for 1997 which is for FINANCIAL HIGHLIGHTS the six months ended June 30, 1997 and as indicated in the footnotes)



                                   $ PER SHARE

                             Net      Total
                           Realized   Income
          Net       Net      and      From   Dividends Distri-
          Asset    Invest- Unrealized Invest-  From    butions
         Value at   ment   Gains or   ment     Net     From     Total   Contri-
        Beginning  Income (Losses) on Opera- Investment Capital Distri- butions to
        of Period  (Loss)  Securities tions  Income    Gains    butions Capital
        ---------  ------  ----------------  ------    -----    ---------------




GOVERNMENT SECURITIES
1997       9.19    0.26     (0.02)    0.24   (0.26)     0.00    (0.26)   0.00
1996       9.38    0.64     (0.29)    0.35   (0.54)     0.00    (0.54)   0.00
1995       8.83    0.60      0.54     1.14   (0.59)     0.00    (0.59)   0.00
1994      10.37    0.68     (1.56)   (0.88)  (0.64)    (0.02)   (0.66)   0.00
1993      10.38    0.79      0.14     0.93   (0.79)    (0.15)   (0.94)   0.00
1992      10.54    0.70      0.01     0.71   (0.70)    (0.17)   (0.87)   0.00

INTERMEDIATE MUNICIPAL BOND
1997      10.14    0.23      0.06     0.29   (0.23)     0.00    (0.23)   0.00
1996      10.20    0.48     (0.06)    0.42   (0.48)     0.00    (0.48)   0.00
1995       9.51    0.44      0.69     1.13   (0.44)     0.00    (0.44)   0.00
1994      10.15    0.41     (0.64)   (0.23)  (0.41)     0.00    (0.41)   0.00
1993      10.00    0.19      0.15     0.34   (0.19)     0.00    (0.19)   0.00

GOVERNMENT MONEY MARKET
1997       1.00    0.02      0.00     0.02   (0.02)     0.00    (0.02)   0.00
1996       1.00    0.04      0.00     0.04   (0.04)     0.00    (0.04)   0.00
1995       1.00    0.05      0.00     0.05   (0.05)     0.00    (0.05)   0.00
1994       1.00    0.04     (0.01)    0.03   (0.04)     0.00    (0.04)   0.01
1993       1.00    0.03      0.00     0.03   (0.03)     0.00    (0.03)   0.00
1992       1.00    0.03      0.00     0.03   (0.03)     0.00    (0.03)   0.00

TAX FREE MONEY MARKET
1997       1.00    0.02      0.00     0.02   (0.02)     0.00    (0.02)   0.00
1996       1.00    0.03      0.00     0.03   (0.03)     0.00    (0.03)   0.00
1995       1.00    0.04      0.00     0.04   (0.04)     0.00    (0.04)   0.00
1994       1.00    0.03      0.00     0.03   (0.03)     0.00    (0.03)   0.00
1993       1.00    0.02      0.00     0.02   (0.02)     0.00    (0.02)   0.00
1992       1.00    0.03      0.00     0.03   (0.03)     0.00    (0.03)   0.00




                                                  RATIOS



          Net               Net                                             Average
         Asset            Assets at    Ratio of     Ratio of               Commiss-
        Value at           End of      Expenses     Net Income  Portfolio    ion
         End of   Total   Period      To Average   To Average   Turnover     per
         Period   Return  ($000's)     Net Assets   Net Assets   Rate       Share
         ------   ------  --------     ----------   ----------   ----       -----


GOVERNMENT SECURITIES
1997       9.17    2.60%  118,092      0.86%A          5.66%A     155.0%     N/A
1996       9.19    3.85%  120,804      0.81%           5.87%      329.9%     N/A
1995       9.38   13.25%  171,578      0.82%           6.52%      375.0%     N/A
1994       8.83   (8.70%) 216,364      0.80%           7.18%      115.9%     N/A
1993      10.37    8.96%  334,904      0.81%           7.43%       97.5%     N/A
1992      10.38    7.90%  263,407      0.78%           7.36%      137.2%     N/A


INTERMEDIATE MUNICIPAL BOND
1997      10.20    2.92%   20,870      0.85%A          4.61%A      11.9%     N/A
1996      10.14    4.20%   15,214      0.85%           4.72%       44.4%     N/A
1995      10.20   12.05%   12,730      0.85%           4.38%       51.2%     N/A
1994       9.51   (2.29%)  14,005      0.85%           4.20%       30.9%     N/A
1993      10.15    3.48%   12,334      0.84%A          3.86%A      17.0%A    N/A


GOVERNMENT MONEY MARKET
1997       1.00    2.30%  143,523      0.83%A          4.60%A       N/A      N/A
1996       1.00    4.56%  152,786      0.83%           4.48%        N/A      N/A
1995       1.00    5.16%  131,210      0.82%           5.06%        N/A      N/A
1994       1.00    3.58%  188,197      0.80%           3.54%        N/A      N/A
1993       1.00    2.80%  140,926      0.81%           2.75%        N/A      N/A
1992       1.00    2.95%  103,109      0.92%           2.92%        N/A      N/A


TAX FREE MONEY MARKET
1997       1.00    1.58%  106,795      0.74%A          3.11%A       N/A      N/A
1996       1.00    3.14%  117,423      0.72%           3.10%        N/A      N/A
1995       1.00    3.63%  121,754      0.76%           3.56%        N/A      N/A
1994       1.00    2.61%  152,501      0.73%           2.59%        N/A      N/A
1993       1.00    2.32%  136,889      0.74%           2.29%        N/A      N/A
1992       1.00    2.95%  125,622      0.76%           2.92%        N/A      N/A




                       See notes to financial statements

WEISS, PECK & GREER MUTUAL FUNDS
FINANCIAL HIGHLIGHTS - (UNAUDITED)


     The Advisor agreed to reimburse other operating expenses and not to impose its full fee for certain periods. Had the Adviser not so agreed, and had the Funds not received a custody fee earnings credit, the total return would have been lower and the net investment income/(loss) per share, ratio of expenses to average net assets and ratio of net income to average net assets would have been:


                                               Ratio of
                               Ratio of          Net
                               Expenses         Income
                               to Average      to Average
                               Net Assets      Net Assets
                               ----------      ----------

        GROWTH
                1995            1.08%           (0.21%)
        QUANTITATIVE EQUITY
                1993            1.41%            1.92%
        INTERNATIONAL
                1997**          1.97%A           0.16%A
                1996            1.76%            0.26%
                1995            1.76%            0.39%
                1994            2.35%           (0.28%)
                1993            2.89%           (0.64%)
                1992            3.23%           (0.24%)
        INTERMEDIATE MUNICIPAL BOND
                1997**          1.17%A          4.29%A
                1996            1.01%           4.56%
                1995            0.97%           4.25%
                1994            1.45%           3.60%
                1993*           2.00%A          2.70%A

     For all periods  shown above,  the Tudor,  Growth and Income,  Quantitative
     Equity,  Government  Securities,  Intermediate  Municipal Bond,  Government
     Money Market and Tax Free Money Market Funds custody fee earnings credit had an effect of less than 0.01% per share on the above ratios. For the Growth Fund the custody fee earnings credit had an effect of less than 0.01% on the above ratios for 1996 and 1997.

Notes:
*     From July 1, 1993 (commencement of operations) to December 31, 1993
**    For the six months ended June 30, 1997
A     Annualized






                       See notes to financial statements              Page 47

                              WEISS, PECK & GREER

                                  MUTUAL FUNDS

                     ONE NEW YORK PLAZA, NEW YORK, NY 10004

INDEPENDENT TRUSTEES AND MEMBERS
OF AUDIT COMMITTEE
Raymond R. Herrmann, Jr.            William B. Ross
Lawrence J. Israel                  Harvey E. Sampson
Graham E. Jones                     Robert A. Straniere
Paul Meek


OFFICERS

ROGER J. WEISS
  Chairman of the Board and Trustee - all funds
  President - Weiss, Peck & Greer International Fund

MELVILLE STRAUS
  President and Trustee - WPG Tudor Fund,
  Trustee - WPG Growth Fund,
  Executive Vice President and Trustee -
  WPG Growth and Income Fund

JAY C. NADEL
  Executive Vice President and Secretary - all funds

FRANCIS H. POWERS
  Executive Vice President and Treasurer - all funds

JOSEPH J. REARDON
  Vice President - all funds

JOSEPH PARASCONDOLA
  Assistant Vice President - all funds

A. ROY KNUTSEN
  President - WPG Growth and Income Fund

DANIEL S. VANDIVORT
  President - WPG Funds Trust

DANIEL CARDELL
  Vice President - WPG Quantitative Equity Fund

ARTHUR L. SCHWARZ
  Vice President - WPG Intermediate Municipal  Bond Fund

JANET A. FIORENZA
 Vice President - WPG Tax Free Money Market Fund

S. BLAKE MILLER
  Vice President - WPG Intermediate Municipal Bond Fund

INVESTMENT ADVISER
Weiss, Peck & Greer, LLC
One New York Plaza
New York, NY  10004

CUSTODIAN
Boston Safe Deposit and Trust Company
One Exchange Place
Boston, MA  02109

DIVIDEND DISBURSING AND
TRANSFER AGENT
First Data Investor Services Group
4400 Computer Drive
Westboro, MA 01581-5120

LEGAL COUNSEL
Hale and Dorr
60 State Street
Boston, MA  02109



This report is submitted for the general information of shareholders and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus. Nothing herein is to be considered an offer of sale or solicitation of an offer to buy shares of the Weiss, Peck & Greer Funds. Such offering is made only by prospectus, which includes details as to offering and other material information.